                                                                    EXHIBIT 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - x
                                        :
In re:                                  :    Chapter 11
                                        :
POLAROID CORPORATION,                   :    Case No. 01-10864 (PJW)
         et al.,                        :
                                        :    Jointly Administered
               Debtors.                 :
                                        :x
- - - - - - - - - - - - - - - - - - - -

                NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
              PERIOD FROM OCTOBER 12, 2001 THROUGH FEBRUARY 3, 2002

          PLEASE TAKE NOTICE that on March 25, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the MONTHLY OPERATING REPORTS OF POLAROID CORPORATION, et al., FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH FEBRUARY 3, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

          PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        March 25, 2002

                                   David S. Kurtz
                                   Eric W. Kaup
                                   SKADDEN, ARPS, SLATE, MEAGHER
                                       & FLOM (ILLINOIS)
                                   333 West Wacker Drive
                                   Chicago, Illinois 60606
                                   (312) 407-0700


                                              - and -


                                   ------------------------------------------
                                   Gregg M. Galardi (I.D. No. 2991)
                                   Mark L. Desgrosseilliers (I.D. No. 4083)
                                   SKADDEN, ARPS, SLATE, MEAGHER
                                     & FLOM LLP
                                   One Rodney Square
                                   P.O. Box 636
                                   Wilmington, Delaware  19899-0636
                                   (302) 651-3000

                                        Attorneys for Debtors and
                                          Debtors-in-Possession

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                        FOR PERIOD ENDED February 3, 2002

Debtors Names:                                         Case Number:
Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America                                 01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886

As Vice President and Controller of Polaroid Corporation, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

   Statement of Operations
   Balance Sheet
   Statement of Cash Flows
   Statement of Cash Receipts and Cash Disbursements
   Statement of Postpetition Taxes
along with the required information on the accounts receivable reconciliation and aging, and the debtor questionnaire and that this information has been prepared in accordance normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in January 2002.)

Polaroid Corporation under my direction and supervision prepared the attached monthly report. Polaroid Corporation verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Dated: March 22, 2002                       /S/ DONALD M. HALSTED III
                                            ---------------------------
                                               Debtor in Possession

                                            Title: Vice President and Controller

                                            Phone Number: (781) 386-2000

                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                  JANUARY 2002

MUST BE COMPLETED EACH MONTH                                                          YES              NO
1. Have any assets been sold or transferred outside the normal course of business
   this reporting period?  If yes, provide an explanation below.                      Yes

   In January 2002, with the approval of the Bankruptcy Court, a real estate joint venture in which Polaroid Corporation invested sold certain property located in Cambridge Mass. and made a distribution of $3.0 million to Polaroid Corporation. The proceeds from this distribution were used to repay a portion of the Company's secured bank debt. Other than the sale by the real estate joint venture, no other assets have been sold or transferred outside the normal course of business.

2. Have any funds been disbursed from any account other than a debtor in                               No
   possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed?  If no, provide an            Yes(A)
   explanation below.
   (A) As previously reported in the December 2001 report to the Bankruptcy
   Court, Polaroid Corporation ("Polaroid"), with the approval of the Court, sold its large government identification business assets to Digimarc
   Corporation ("Digimarc"). In three states where the assets that were sold are located, Polaroid could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Polaroid who would not have to pay a sales tax on the sale.

   As of the date of this report, Polaroid has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Polaroid has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Polaroid expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc (i.e., which Polaroid believes is unlikely) Polaroid would owe the three states approximately $600,000 plus interest. Polaroid has sufficient cash to cover any adverse conclusion on this matter.

4. Are workers compensation, general liability and other necessary insurance          Yes
   coverages in effect?  If no, provide an explanation below.

                              POLAROID CORPORATION
                        PROFESSIONAL FEE PAYMENT SUMMARY

                   VENDOR                                NOV, 2001   DEC, 2001   JAN, 2002
                   ------                                ---------   ---------   ---------
Skadden, Arps, Slate, Meagher & Flom (Illinois)
Zolfo Cooper, LLC
Arthur Andersen LLP                                                                 $8,400
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.
Donlin, Recano & Company, Inc.                             $19,500
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.
Groom Law Group
Greenberg Traurig LLP

Total                                                      $19,500          $0      $8,400

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH FEBRUARY 3, 2002
(IN U.S. $'S)

                                                    POLAROID      POLAROID LATIN   POLAROID ASIA                         POLAROID
                                                  CORPORATION      AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC.    EYEWEAR, INC.
                                                ------------------------------------------------------------------------------------
Sales: 3rd party                                    161,443,505        4,820,014               -                (54)              -
Intercompany-US to Foreign                           72,232,906                -               -                  -               -
Intercompany-Domestic Subs                              697,802                -               -                  -               -
Intercompany-Foreign to US                                    -              950               -                  -               -
Intercompany-Foreign Subs                                     -        1,300,326               -                  -               -
Intercompany Royalty                                 (9,630,823)               -               -                  -               -
                                                ------------------------------------------------------------------------------------
  TOTAL NET SALES                                   224,743,390        6,121,290               -                (54)              -

Cost of Sales: 3rd party                            161,988,720        4,495,867          61,071                (54)        461,361
    Intercompany                                     50,600,944        1,595,295               -                  -               -
    Intercompany Royalty                                      -                -               -                  -               -
                                                ------------------------------------------------------------------------------------
  TOTAL COST OF SALES                               212,589,664        6,091,162          61,071                (54)        461,361

GROSS MARGIN                                         12,153,725           30,128         (61,071)                 -        (461,361)

Operating Expenses:
    Marketing                                        60,354,477        1,905,413               -                  -         140,001
    General & Administrative                         17,223,296                -               -              4,736               -
    Research & Engineering                           13,949,764                -               -                  -               -
    Restructuring & Other                                     -                -               -                  -               -
    Severance                                         1,826,900           35,260               -                  -               -
    Profit Sharing                                     (516,164)               -               -                  -               -
                                                ------------------------------------------------------------------------------------
  TOTAL EXPENSES                                     92,838,273        1,940,673               -              4,736         140,001

                                                ------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                       (80,684,548)      (1,910,545)        (61,071)            (4,736)       (601,362)

Other Income:
    Interest Income - 3rd party                               1               90               -                  -               -
    Interest Income - Intercompany                      117,825                -               -                  -               -
    Other Income - 3rd party                        (33,329,389)          40,969               -             33,004               -
    Other Income - Intercompany                      (1,042,387)               -               -                  -               -
    Interest Expense - 3rd party                       (658,688)          22,511               -                  -               -
    Interest Expense - Intercompany                           -                -               -                  -               -
                                                ------------------------------------------------------------------------------------
  NET OTHER INCOME                                  (33,595,262)          18,548               -             33,004               -

EXCHANGE GAIN/(LOSS)                                    958,191           (2,296)              -                  -        (127,165)
                                                ------------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE        (113,321,619)      (1,894,293)        (61,071)            28,268        (728,527)

NET REORGANIZATION EXPENSE                            6,472,781           (1,559)              -                  -               -

INCOME TAX EXPENSE/(BENEFIT)                         (4,852,065)          83,178               -                  -               -

                                                ------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                                (114,942,335)      (1,975,912)        (61,071)            28,268        (728,527)
                                                ====================================================================================

                                                POLAROID DIGITAL   POLAROID ID
                                                 SOLUTIONS, INC.   SYSTEMS, INC.
                                                --------------------------------
Sales: 3rd party                                       1,716,841     10,129,657
Intercompany-US to Foreign                                     -         35,880
Intercompany-Domestic Subs                                     -              -
Intercompany-Foreign to US                                     -              -
Intercompany-Foreign Subs                                      -              -
Intercompany Royalty                                           -              -
                                                --------------------------------
  TOTAL NET SALES                                      1,716,841     10,165,537

Cost of Sales: 3rd party                                  77,066      7,031,533
    Intercompany                                               -         28,607
    Intercompany Royalty                                       -              -
                                                --------------------------------
  TOTAL COST OF SALES                                     77,066      7,060,140

GROSS MARGIN                                           1,639,775      3,105,397

Operating Expenses:
    Marketing                                          1,484,824        379,428
    General & Administrative                                   -              -
    Research & Engineering                                     -         65,491
    Restructuring & Other                                      -              -
    Severance                                                  -              -
    Profit Sharing                                             -              -
                                                --------------------------------
  TOTAL EXPENSES                                       1,484,824        444,919

                                                --------------------------------
PROFIT/(LOSS) FROM OPERATIONS                            154,951      2,660,478

Other Income:
    Interest Income - 3rd party                                -              -
    Interest Income - Intercompany                             -              -
    Other Income - 3rd party                                   -       (190,157)
    Other Income - Intercompany                                -        (16,781)
    Interest Expense - 3rd party                               -         14,469
    Interest Expense - Intercompany                            -              -
                                                --------------------------------
  NET OTHER INCOME                                             -       (221,407)

EXCHANGE GAIN/(LOSS)                                           -              -
                                                --------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE              154,951      2,439,071

NET REORGANIZATION EXPENSE                                (1,291)             -

INCOME TAX EXPENSE/(BENEFIT)                                   -        106,229

                                                --------------------------------
NET EARNINGS/(LOSS)                                      156,242      2,332,842
                                                ================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH FEBRUARY 3, 2002
(IN U.S. $'S)

                                                                                                                        POLAROID
                                                   POLAROID         SUB DEBT            PRD              PRD            MEMORIAL
                                                 MALAYSIA, LTD.   PARTNERS CORP.  INVESTMENT, INC.   CAPITAL, INC.     DRIVE LLC
                                                ------------------------------------------------------------------------------------
Sales: 3rd party                                       450,518                -                 -              -               -
Intercompany-US to Foreign                                   -                -                 -              -               -
Intercompany-Domestic Subs                                   -                -                 -              -               -
Intercompany-Foreign to US                                   -                -                 -              -               -
Intercompany-Foreign Subs                                    -                -                 -              -               -
Intercompany Royalty                                         -                -                 -              -               -
                                                ------------------------------------------------------------------------------------
  TOTAL NET SALES                                      450,518                -                 -              -               -

Cost of Sales: 3rd party                               287,227                -                 -              -               -
    Intercompany                                             -                -                 -              -               -
    Intercompany Royalty                                     -                -                 -              -               -
                                                ------------------------------------------------------------------------------------
  TOTAL COST OF SALES                                  287,227                -                 -              -               -

GROSS MARGIN                                           163,291                -                 -              -               -

Operating Expenses:
    Marketing                                           58,376                -                 -              -               -
    General & Administrative                                 -                -                 -              -               -
    Research & Engineering                                   -                -                 -              -               -
    Restructuring & Other                                    -                -                 -              -               -
    Severance                                                -                -                 -              -               -
    Profit Sharing                                           -                -                 -              -               -
                                                ------------------------------------------------------------------------------------
  TOTAL EXPENSES                                        58,376                -                 -              -               -

                                                ------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                          104,915                -                 -              -               -

Other Income:
    Interest Income - 3rd party                              -                -                 -              -               -
    Interest Income - Intercompany                      41,606                -                 -              -               -
    Other Income - 3rd party                                16                -                 -              -               -
    Other Income - Intercompany                              -                -                 -              -               -
    Interest Expense - 3rd party                           112                -                 -              -               -
    Interest Expense - Intercompany                          -                -                 -              -               -
                                                ------------------------------------------------------------------------------------
  NET OTHER INCOME                                      41,510                -                 -              -               -

EXCHANGE GAIN/(LOSS)                                    16,549                -                 -              -               -
                                                ------------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE            162,974                -                 -              -               -

NET REORGANIZATION EXPENSE                                   -                -                 -              -               -

INCOME TAX EXPENSE/(BENEFIT)                            48,704                -                 -              -               -

                                                ------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                                    114,270                -                 -              -               -
                                                ====================================================================================


                                                  POLAROID
                                                PARTNERS, INC.      POLINT, INC.
                                                --------------------------------
Sales: 3rd party                                           -                 -
Intercompany-US to Foreign                                 -                 -
Intercompany-Domestic Subs                                 -                 -
Intercompany-Foreign to US                                 -                 -
Intercompany-Foreign Subs                                  -                 -
Intercompany Royalty                                       -                 -
                                                --------------------------------
  TOTAL NET SALES                                          -                 -

Cost of Sales: 3rd party                                   -                 -
    Intercompany                                           -                 -
    Intercompany Royalty                                   -                 -
                                                --------------------------------
  TOTAL COST OF SALES                                      -                 -

GROSS MARGIN                                               -                 -

Operating Expenses:
    Marketing                                              -                 -
    General & Administrative                               -                 -
    Research & Engineering                                 -                 -
    Restructuring & Other                                  -                 -
    Severance                                              -                 -
    Profit Sharing                                         -                 -
                                                --------------------------------
  TOTAL EXPENSES                                           -                 -

                                                --------------------------------
PROFIT/(LOSS) FROM OPERATIONS                              -                 -

Other Income:
    Interest Income - 3rd party                            -                 -
    Interest Income - Intercompany                         -                 -
    Other Income - 3rd party                               -                 -
    Other Income - Intercompany                            -                 -
    Interest Expense - 3rd party                           -                 -
    Interest Expense - Intercompany                        -                 -
                                                --------------------------------
  NET OTHER INCOME                                         -                 -

EXCHANGE GAIN/(LOSS)                                       -                 -
                                                --------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE                -                 -

NET REORGANIZATION EXPENSE                                 -                 -

INCOME TAX EXPENSE/(BENEFIT)                               -                 -

                                                --------------------------------
NET EARNINGS/(LOSS)                                        -                 -
                                                ================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH FEBRUARY 3, 2002
(IN U.S. $'S)

                                                   POLAROD ASIA
                                                     PACIFIC                      INTERNATIONAL      MAG MEDIA,   POLAROID EYEWEAR
                                                INTERNATIONAL, INC.   PMC, INC.   POLAROID CORP.      LIMITED       FAR EAST INC.
                                                ------------------------------------------------------------------------------------
Sales: 3rd party                                               -             -                -              -                  -
Intercompany-US to Foreign                                     -             -                -              -                  -
Intercompany-Domestic Subs                                     -             -                -              -                  -
Intercompany-Foreign to US                                     -             -                -              -                  -
Intercompany-Foreign Subs                                      -             -                -              -                  -
Intercompany Royalty                                           -             -                -              -                  -
                                                ------------------------------------------------------------------------------------
  TOTAL NET SALES                                              -             -                -              -                  -

Cost of Sales: 3rd party                                       -             -                -              -                  -
    Intercompany                                               -             -                -              -                  -
    Intercompany Royalty                                       -             -                -              -                  -
                                                ------------------------------------------------------------------------------------
  TOTAL COST OF SALES                                          -             -                -              -                  -

GROSS MARGIN                                                   -             -                -              -                  -

Operating Expenses:
    Marketing                                                  -             -                -              -                  -
    General & Administrative                                   -             -                -              -                  -
    Research & Engineering                                     -             -                -              -                  -
    Restructuring & Other                                      -             -                -              -                  -
    Severance                                                  -             -                -              -                  -
    Profit Sharing                                             -             -                -              -                  -
                                                ------------------------------------------------------------------------------------
  TOTAL EXPENSES                                               -             -                -              -                  -

                                                ------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                                  -             -                -              -                  -

Other Income:
    Interest Income - 3rd party                                -             -                -              -                  -
    Interest Income - Intercompany                             -             -                -              -                  -
    Other Income - 3rd party                                   -             -                -              -                  -
    Other Income - Intercompany                                -             -                -              -                  -
    Interest Expense - 3rd party                               -             -                -              -                  -
    Interest Expense - Intercompany                            -             -                -              -                  -
                                                ------------------------------------------------------------------------------------
  NET OTHER INCOME                                             -             -                -              -                  -

EXCHANGE GAIN/(LOSS)                                           -             -                -              -                  -
                                                ------------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE                    -             -                -              -                  -

NET REORGANIZATION EXPENSE                                     -             -                -              -                  -

INCOME TAX EXPENSE/(BENEFIT)                                   -             -                -              -                  -

                                                ------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                                            -             -                -              -                  -
                                                ====================================================================================

                                                                  POLAROID
                                                 POLAROID DRY      ONLINE
                                                  IMAGING LLC   SERVICES, INC.
                                                ---------------------------------
Sales: 3rd party                                           -               -
Intercompany-US to Foreign                                 -               -
Intercompany-Domestic Subs                                 -               -
Intercompany-Foreign to US                                 -               -
Intercompany-Foreign Subs                                  -               -
Intercompany Royalty                                       -               -
                                                ---------------------------------
  TOTAL NET SALES                                          -               -

Cost of Sales: 3rd party                                   -               -
    Intercompany                                           -               -
    Intercompany Royalty                                   -               -
                                                ---------------------------------
  TOTAL COST OF SALES                                      -               -

GROSS MARGIN                                               -               -

Operating Expenses:
    Marketing                                              -               -
    General & Administrative                               -               -
    Research & Engineering                                 -               -
    Restructuring & Other                                  -               -
    Severance                                              -               -
    Profit Sharing                                         -               -
                                                ---------------------------------
  TOTAL EXPENSES                                           -               -

                                                ---------------------------------
PROFIT/(LOSS) FROM OPERATIONS                              -               -

Other Income:
    Interest Income - 3rd party                            -               -
    Interest Income - Intercompany                         -               -
    Other Income - 3rd party                               -               -
    Other Income - Intercompany                            -               -
    Interest Expense - 3rd party                           -               -
    Interest Expense - Intercompany                        -               -
                                                ---------------------------------
  NET OTHER INCOME                                         -               -

EXCHANGE GAIN/(LOSS)                                       -               -
                                                ---------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE                -               -

NET REORGANIZATION EXPENSE                                 -               -

INCOME TAX EXPENSE/(BENEFIT)                               -               -

                                                ---------------------------------
NET EARNINGS/(LOSS)                                        -               -
                                                =================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH FEBRUARY 3, 2002
(IN U.S. $'S)

                                                   SUBTOTAL     US ADJUSTMENTS    ELIMINATIONS       TOTAL
                                                --------------------------------------------------------------
Sales: 3rd party                                  178,560,481                -               -    178,560,481
Intercompany-US to Foreign                         72,268,786                -        (711,734)    71,557,052
Intercompany-Domestic Subs                            697,802                -        (697,801)             1
Intercompany-Foreign to US                                950                -          (1,947)          (997)
Intercompany-Foreign Subs                           1,300,326                -               -      1,300,326
Intercompany Royalty                               (9,630,823)               -               -     (9,630,823)
                                                --------------------------------------------------------------
  TOTAL NET SALES                                 243,197,522                -      (1,411,482)   241,786,040

Cost of Sales: 3rd party                          174,402,791          507,983      (1,355,040)   173,555,734
    Intercompany                                   52,224,846                -         324,032     52,548,878
    Intercompany Royalty                                    -                -               -              -
                                                --------------------------------------------------------------
  TOTAL COST OF SALES                             226,627,637          507,983      (1,031,008)   226,104,612

GROSS MARGIN                                       16,569,884         (507,983)       (380,474)    15,681,427

Operating Expenses:
    Marketing                                      64,322,519           11,970               -     64,334,489
    General & Administrative                       17,228,032                -               -     17,228,032
    Research & Engineering                         14,015,255                -               -     14,015,255
    Restructuring & Other                                   -                -         (22,497)       (22,497)
    Severance                                       1,862,160                -          10,740      1,872,900
    Profit Sharing                                   (516,164)               -               -       (516,164)
                                                --------------------------------------------------------------
  TOTAL EXPENSES                                   96,911,802           11,970         (11,757)    96,912,015

                                                --------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                     (80,341,918)        (519,953)       (368,717)   (81,230,588)

Other Income:
    Interest Income - 3rd party                            91                -               -             91
    Interest Income - Intercompany                    159,431                -               -        159,431
    Other Income - 3rd party                      (33,445,557)               -            (392)   (33,445,949)
    Other Income - Intercompany                    (1,059,168)               -               -     (1,059,168)
    Interest Expense - 3rd party                     (621,596)               -               -       (621,596)
    Interest Expense - Intercompany                         -                -               -              -
                                                --------------------------------------------------------------
  NET OTHER INCOME                                (33,723,607)               -            (392)   (33,723,999)

EXCHANGE GAIN/(LOSS)                                  845,279                -               -        845,279
                                                --------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE      (113,220,246)        (519,953)       (369,109)  (114,109,308)

NET REORGANIZATION EXPENSE                          6,469,931                -               -      6,469,931

INCOME TAX EXPENSE/(BENEFIT)                       (4,613,954)      (1,067,686)       (537,599)    (6,219,239)

                                                --------------------------------------------------------------
NET EARNINGS/(LOSS)                              (115,076,223)         547,733         168,490   (114,360,000)
                                                ==============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH FEBRUARY 3, 2002
(in U.S. $'s)

                                               POLAROID     POLAROID LATIN   POLAROID ASIA                        POLAROID
                                              CORPORATION    AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC.   EYEWEAR, INC.
Sales: 3rd party                                8,634,680        1,045,698             -                -                   -
Intercompany-US to Foreign                     24,734,526                -             -                -                   -
Intercompany-Domestic Subs                        645,022                -             -                -                   -
Intercompany-Foreign to US                              -                -             -                -                   -
Intercompany-Foreign Subs                               -          312,977             -                -                   -
Intercompany Royalty                            1,369,078                -             -                -                   -
                                              ----------------------------------------------------------------------------------
  TOTAL NET SALES                              35,383,307        1,358,675             -                -                   -

COS: 3rd party                                  5,800,303          840,573        30,498                -                   -
    Intercompany                               17,895,352          343,373             -                -                   -
    Intercompany Royalty                                -                -             -                -                   -
                                              ----------------------------------------------------------------------------------
  TOTAL COS                                    23,695,655        1,183,946        30,498                -                   -

GROSS MARGIN                                   11,687,651          174,729       (30,498)               -                   -

Operating Expenses:
    Marketing                                   9,359,614          393,529             -                -                   -
    General & Administrative                    3,026,707                -             -                -                   -
    Research & Engineering                      3,471,141                -             -                -                   -
    Restructuring & Other                               -                -             -                -                   -
    Severance                                           -           35,260             -                -                   -
    Profit Sharing                                311,070                -             -                -                   -
                                              ----------------------------------------------------------------------------------
  TOTAL EXPENSES                               16,168,531          428,789             -                -                   -

                                              ----------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                  (4,480,880)        (254,060)      (30,498)               -                   -

Other Income:
    Interest Income - 3rd party                         -                -             -                -                   -
    Interest Income - Intercompany                 39,027                -             -                -                   -
    Other Income - 3rd party                    3,552,248           (9,281)            -           33,004                   -
    Other Income - Intercompany                    (4,899)               -             -                -                   -
    Interest Expense - 3rd party                  170,489            1,744             -                -                   -
    Interest Expense - Intercompany                     -                -             -                -                   -
                                              ----------------------------------------------------------------------------------
  NET OTHER INCOME                              3,415,887          (11,025)            -           33,004                   -

EXCHANGE GAIN/(LOSS)                             (438,989)          23,006             -                -            (127,165)
                                              ----------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE    (1,503,982)        (242,079)      (30,498)          33,004            (127,165)

NET REORGANIZATION EXPENSE                      1,079,245              (73)            -                -                   -

INCOME TAX EXPENSE/(BENEFIT)                       49,798                -             -                -                   -

                                              ----------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                            (2,633,025)        (242,006)      (30,498)          33,004            (127,165)
                                              ==================================================================================

                                              POLAROID DIGITAL    POLAROID ID
                                               SOLUTIONS, INC.   SYSTEMS, INC.
Sales: 3rd party                                       478,472        464,474
Intercompany-US to Foreign                                   -              -
Intercompany-Domestic Subs                                   -              -
Intercompany-Foreign to US                                   -              -
Intercompany-Foreign Subs                                    -              -
Intercompany Royalty                                         -              -
                                              ----------------------------------
  TOTAL NET SALES                                      478,472        464,474

COS: 3rd party                                           9,498        261,488
    Intercompany                                             -              -
    Intercompany Royalty                                     -              -
                                              ----------------------------------
  TOTAL COS                                              9,498        261,488

GROSS MARGIN                                           468,974        202,986

Operating Expenses:
    Marketing                                          312,843        204,095
    General & Administrative                                 -              -
    Research & Engineering                                   -              -
    Restructuring & Other                                    -              -
    Severance                                                -              -
    Profit Sharing                                           -              -
                                              ----------------------------------
  TOTAL EXPENSES                                       312,843        204,095

                                              ----------------------------------
PROFIT/(LOSS) FROM OPERATIONS                          156,131         (1,109)

Other Income:
    Interest Income - 3rd party                              -              -
    Interest Income - Intercompany                           -              -
    Other Income - 3rd party                                 -              -
    Other Income - Intercompany                              -              -
    Interest Expense - 3rd party                             -              -
    Interest Expense - Intercompany                          -              -
                                              ----------------------------------
  NET OTHER INCOME                                           -              -

EXCHANGE GAIN/(LOSS)                                         -              -
                                              ----------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE            156,131         (1,109)

NET REORGANIZATION EXPENSE                                (266)             -

INCOME TAX EXPENSE/(BENEFIT)                                 -              -

                                              ----------------------------------
NET EARNINGS/(LOSS)                                    156,397         (1,109)
                                              ==================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH FEBRUARY 3, 2002
(IN U.S. $'S)

                                                 POLAROID          SUB DEBT            PRD               PRD       POLAROID MEMORIAL
                                               MALAYSIA, LTD.    PARTNERS CORP.  INVESTMENT, INC.   CAPITAL, INC.       DRIVE LLC
Sales: 3rd party                                       27,624               -                -              -                    -
Intercompany-US to Foreign                                  -               -                -              -                    -
Intercompany-Domestic Subs                                  -               -                -              -                    -
Intercompany-Foreign to US                                  -               -                -              -                    -
Intercompany-Foreign Subs                                   -               -                -              -                    -
Intercompany Royalty                                        -               -                -              -                    -
                                              --------------------------------------------------------------------------------------
  TOTAL NET SALES                                      27,624               -                -              -                    -

COS: 3rd party                                         26,915               -                -              -                    -
    Intercompany                                            -               -                -              -                    -
    Intercompany Royalty                                    -               -                -              -                    -
                                              --------------------------------------------------------------------------------------
  TOTAL COS                                            26,915               -                -              -                    -

GROSS MARGIN                                              709               -                -              -                    -

Operating Expenses:
    Marketing                                          14,618               -                -              -                    -
    General & Administrative                                -               -                -              -                    -
    Research & Engineering                                  -               -                -              -                    -
    Restructuring & Other                                   -               -                -              -                    -
    Severance                                               -               -                -              -                    -
    Profit Sharing                                          -               -                -              -                    -
                                              --------------------------------------------------------------------------------------
  TOTAL EXPENSES                                       14,618               -                -              -                    -

                                              --------------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                         (13,909)              -                -              -                    -

Other Income:
    Interest Income - 3rd party                             -               -                -              -                    -
    Interest Income - Intercompany                      9,415               -                -              -                    -
    Other Income - 3rd party                               16               -                -              -                    -
    Other Income - Intercompany                             -               -                -              -                    -
    Interest Expense - 3rd party                           35               -                -              -                    -
    Interest Expense - Intercompany                         -               -                -              -                    -
                                              --------------------------------------------------------------------------------------
  NET OTHER INCOME                                      9,396               -                -              -                    -

EXCHANGE GAIN/(LOSS)                                     (158)              -                -              -                    -
                                              --------------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE            (4,671)              -                -              -                    -

NET REORGANIZATION EXPENSE                                  -               -                -              -                    -

INCOME TAX EXPENSE/(BENEFIT)                                -               -                -              -                    -

                                              --------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                                    (4,671)              -                -              -                    -
                                              ======================================================================================

                                                POLAROID
                                              PARTNERS, INC.   POLINT, INC.
Sales: 3rd party                                        -              -
Intercompany-US to Foreign                              -              -
Intercompany-Domestic Subs                              -              -
Intercompany-Foreign to US                              -              -
Intercompany-Foreign Subs                               -              -
Intercompany Royalty                                    -              -
                                              -----------------------------
  TOTAL NET SALES                                       -              -

COS: 3rd party                                          -              -
    Intercompany                                        -              -
    Intercompany Royalty                                -              -
                                              -----------------------------
  TOTAL COS                                             -              -

GROSS MARGIN                                            -              -

Operating Expenses:
    Marketing                                           -              -
    General & Administrative                            -              -
    Research & Engineering                              -              -
    Restructuring & Other                               -              -
    Severance                                           -              -
    Profit Sharing                                      -              -
                                              -----------------------------
  TOTAL EXPENSES                                        -              -

                                              -----------------------------
PROFIT/(LOSS) FROM OPERATIONS                           -              -

Other Income:
    Interest Income - 3rd party                         -              -
    Interest Income - Intercompany                      -              -
    Other Income - 3rd party                            -              -
    Other Income - Intercompany                         -              -
    Interest Expense - 3rd party                        -              -
    Interest Expense - Intercompany                     -              -
                                              -----------------------------
  NET OTHER INCOME                                      -              -

EXCHANGE GAIN/(LOSS)                                    -              -
                                              -----------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE             -              -

NET REORGANIZATION EXPENSE                              -              -

INCOME TAX EXPENSE/(BENEFIT)                            -              -

                                              -----------------------------
NET EARNINGS/(LOSS)                                     -              -
                                              =============================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH FEBRURARY 3, 2002
(IN U.S. $'S)

                                                POLAROD ASIA
                                                   PACIFIC                      INTERNATIONAL    MAG MEDIA,   POLAROID EYEWEAR
                                              INTERNATIONAL, INC.   PMC, INC.   POLAROID CORP.    LIMITED       FAR EAST INC.
Sales: 3rd party                                              -           -                -            -                  -
Intercompany-US to Foreign                                    -           -                -            -                  -
Intercompany-Domestic Subs                                    -           -                -            -                  -
Intercompany-Foreign to US                                    -           -                -            -                  -
Intercompany-Foreign Subs                                     -           -                -            -                  -
Intercompany Royalty                                          -           -                -            -                  -
                                              ----------------------------------------------------------------------------------
  TOTAL NET SALES                                             -           -                -            -                  -

COS: 3rd party                                                -           -                -            -                  -
    Intercompany                                              -           -                -            -                  -
    Intercompany Royalty                                      -           -                -            -                  -
                                              ----------------------------------------------------------------------------------
  TOTAL COS                                                   -           -                -            -                  -

GROSS MARGIN                                                  -           -                -            -                  -

Operating Expenses:
    Marketing                                                 -           -                -            -                  -
    General & Administrative                                  -           -                -            -                  -
    Research & Engineering                                    -           -                -            -                  -
    Restructuring & Other                                     -           -                -            -                  -
    Severance                                                 -           -                -            -                  -
    Profit Sharing                                            -           -                -            -                  -
                                              ----------------------------------------------------------------------------------
  TOTAL EXPENSES                                              -           -                -            -                  -

                                              ----------------------------------------------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                                 -           -                -            -                  -

Other Income:
    Interest Income - 3rd party                               -           -                -            -                  -
    Interest Income - Intercompany                            -           -                -            -                  -
    Other Income - 3rd party                                  -           -                -            -                  -
    Other Income - Intercompany                               -           -                -            -                  -
    Interest Expense - 3rd party                              -           -                -            -                  -
    Interest Expense - Intercompany                           -           -                -            -                  -
                                              ----------------------------------------------------------------------------------
  NET OTHER INCOME                                            -           -                -            -                  -

EXCHANGE GAIN/(LOSS)                                          -           -                -            -                  -
                                              ----------------------------------------------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE                   -           -                -            -                  -

NET REORGANIZATION EXPENSE                                    -           -                -            -                  -

INCOME TAX EXPENSE/(BENEFIT)                                  -           -                -            -                  -

                                              ----------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                                           -           -                -            -                  -
                                              ==================================================================================

                                                               POLAROID
                                              POLAROID DRY      ONLINE
                                               IMAGING LLC   SERVICES, INC.    SUBTOTAL
Sales: 3rd party                                        -               -     10,650,948
Intercompany-US to Foreign                              -               -     24,734,526
Intercompany-Domestic Subs                              -               -        645,022
Intercompany-Foreign to US                              -               -              -
Intercompany-Foreign Subs                               -               -        312,977
Intercompany Royalty                                    -               -      1,369,078
                                              --------------------------------------------
  TOTAL NET SALES                                       -               -     37,712,552

COS: 3rd party                                          -               -      6,969,275
    Intercompany                                        -               -     18,238,725
    Intercompany Royalty                                -               -              -
                                              --------------------------------------------
  TOTAL COS                                             -               -     25,208,000

GROSS MARGIN                                            -               -     12,504,551

Operating Expenses:
    Marketing                                           -               -     10,284,699
    General & Administrative                            -               -      3,026,707
    Research & Engineering                              -               -      3,471,141
    Restructuring & Other                               -               -              -
    Severance                                           -               -         35,260
    Profit Sharing                                      -               -        311,070
                                              --------------------------------------------
  TOTAL EXPENSES                                        -               -     17,128,876

                                              --------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                           -               -     (4,624,325)

Other Income:
    Interest Income - 3rd party                         -               -              -
    Interest Income - Intercompany                      -               -         48,442
    Other Income - 3rd party                            -               -      3,575,987
    Other Income - Intercompany                         -               -         (4,899)
    Interest Expense - 3rd party                        -               -        172,268
    Interest Expense - Intercompany                     -               -              -
                                              --------------------------------------------
  NET OTHER INCOME                                      -               -      3,447,262

EXCHANGE GAIN/(LOSS)                                    -               -       (543,306)
                                              --------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE             -               -     (1,720,369)

NET REORGANIZATION EXPENSE                              -               -      1,078,906

INCOME TAX EXPENSE/(BENEFIT)                            -               -         49,798

                                              --------------------------------------------
NET EARNINGS/(LOSS)                                     -               -     (2,849,073)
                                              ============================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH FEBRURARY 3, 2002
(IN U.S. $'S)

                                              US ADJUSTMENTS   ELIMINATIONS     TOTAL
Sales: 3rd party                                         -              -     10,650,948
Intercompany-US to Foreign                               -       (112,134)    24,622,392
Intercompany-Domestic Subs                               -       (645,022)             0
Intercompany-Foreign to US                               -           (997)          (997)
Intercompany-Foreign Subs                                -              -        312,977
Intercompany Royalty                                     -              -      1,369,078
                                              -------------------------------------------
  TOTAL NET SALES                                        -       (758,153)    36,954,399

COS: 3rd party                                           -     (1,355,040)     5,614,235
    Intercompany                                         -      1,257,299     19,496,024
    Intercompany Royalty                                 -              -              -
                                              -------------------------------------------
  TOTAL COS                                              -        (97,741)    25,110,259

GROSS MARGIN                                             -       (660,412)    11,844,139

Operating Expenses:
    Marketing                                            -              -     10,284,699
    General & Administrative                             -              -      3,026,707
    Research & Engineering                               -              -      3,471,141
    Restructuring & Other                                -        (22,497)       (22,497)
    Severance                                            -        (35,260)             -
    Profit Sharing                                       -              -        311,070
                                              -------------------------------------------
  TOTAL EXPENSES                                         -        (57,757)    17,071,119

                                              -------------------------------------------
PROFIT/(LOSS) FROM OPERATIONS                            -       (602,655)    (5,226,980)

Other Income:
    Interest Income - 3rd party                          -              -              -
    Interest Income - Intercompany                       -              -         48,442
    Other Income - 3rd party                             -           (392)     3,575,595
    Other Income - Intercompany                          -              -         (4,899)
    Interest Expense - 3rd party                         -              -        172,268
    Interest Expense - Intercompany                      -              -              -
                                              -------------------------------------------
  NET OTHER INCOME                                       -           (392)     3,446,870

EXCHANGE GAIN/(LOSS)                                     -              -       (543,306)
                                              -------------------------------------------

PROFIT/(LOSS) BEFORE TAXES & REORG. EXPENSE              -       (603,047)    (2,323,416)

NET REORGANIZATION EXPENSE                               -              -      1,078,906

INCOME TAX EXPENSE/(BENEFIT)                             -       (244,354)      (194,556)

                                              -------------------------------------------
NET EARNINGS/(LOSS)                                      -       (358,693)    (3,207,766)
                                              ===========================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF FEBRUARY 3, 2002
(IN U.S. $'S)


                                                 POLAROID     POLAROID LATIN   POLAROID ASIA                        POLAROID
                                               CORPORATION     AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC.   EYEWEAR, INC.
                                              -------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                      119,273,852       1,472,747          15,308             10,031               -

NET RECEIVABLES - THIRD PARTY                    39,182,091       4,100,444               -             17,186               -
NET RECEIVABLES - INTERCOMPANY                   47,471,829      13,632,161       9,063,996                  -       2,367,501
NET INVENTORIES                                 155,944,490       2,235,121               -                  -               -
TOTAL PREPAID EXPENSES                            6,102,624       1,045,246          29,000                  -               -

                                              -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            367,974,885      22,485,719       9,108,304             27,217       2,367,501
                                              -------------------------------------------------------------------------------------

NET FIXED ASSETS                                259,075,395       1,906,620               -                  -               -
TOTAL OTHER NON-CURRENT ASSETS                  134,260,635       1,939,429       3,195,000                  -       5,354,760

                                              -------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                        393,336,031       3,846,049       3,195,000                  -       5,354,760

                                              -------------------------------------------------------------------------------------
TOTAL ASSETS                                    761,310,916      26,331,768      12,303,304             27,217       7,722,261
                                              =====================================================================================

LIABILITIES
POST-PETITION NOTES                              13,422,450               -               -                  -               -
POST-PETITION PAYABLES - THIRD PARTY             26,875,957        (283,311)              -                 25               -
POST-PETITION PAYABLES - INTERCOMPANY            19,532,954      (4,959,974)        129,620                  -               -
TOTAL POST-PETITION ACCRUALS                     26,345,098         602,644          51,000              2,677         499,000

                                              -------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES          86,176,459      (4,640,641)        180,620              2,702         499,000

TOTAL POST-PETITION NON-CURRENT LIABILITIES               -           8,639               -                  -               -
TOTAL PREPETITION  LIABILITIES                1,245,425,545      26,393,440       1,340,560         12,684,659       8,378,171

                                              -------------------------------------------------------------------------------------
TOTAL LIABILITIES                             1,331,602,004      21,761,438       1,521,180         12,687,361       8,877,171

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)           (570,291,088)      4,570,330      10,782,124        (12,660,144)     (1,154,910)

                                              -------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)            761,310,916      26,331,768      12,303,304             27,217       7,722,261
                                              =====================================================================================

                                              POLAROID DIGITAL    POLAROID ID       POLAROID         SUB DEBT            PRD
                                               SOLUTIONS, INC.   SYSTEMS, INC.   MALAYSIA, LTD.   PARTNERS CORP.   INVESTMENT, INC.
                                              --------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                             155,864           1,873         188,112                 -                 -

NET RECEIVABLES - THIRD PARTY                          310,916       1,130,836         105,200                 -                 -
NET RECEIVABLES - INTERCOMPANY                               -      40,773,227       4,743,180           517,993            50,000
NET INVENTORIES                                         16,563         429,306               -                 -                 -
TOTAL PREPAID EXPENSES                                       -               -          88,075             2,557                 -

                                              --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   483,343      42,335,242       5,124,567           520,550            50,000
                                              --------------------------------------------------------------------------------------

NET FIXED ASSETS                                       508,443               -           7,414                 -                 -
TOTAL OTHER NON-CURRENT ASSETS                               -               -               -                 -           600,000

                                              --------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                               508,443               -           7,414                 -           600,000

                                              --------------------------------------------------------------------------------------
TOTAL ASSETS                                           991,786      42,335,242       5,131,981           520,550           650,000
                                              ======================================================================================

LIABILITIES
POST-PETITION NOTES                                          -               -               -                 -                 -
POST-PETITION PAYABLES - THIRD PARTY                    29,011         109,616           6,620                 -                 -
POST-PETITION PAYABLES - INTERCOMPANY                        -               -         313,316                 -                 -
TOTAL POST-PETITION ACCRUALS                               234        (189,492)         51,209                 -                 -

                                              --------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                 29,245         (79,876)        371,145                 -                 -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                  -               -               -                 -                 -
TOTAL PREPETITION  LIABILITIES                               -         828,750         375,736               673               294

                                              --------------------------------------------------------------------------------------
TOTAL LIABILITIES                                       29,245         748,874         746,881               673               294

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                   962,541      41,586,368       4,385,100           519,877           649,706

                                              --------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)                   991,786      42,335,242       5,131,981           520,550           650,000
                                              ======================================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF FEBRUARY 3, 2002
(IN U.S. $'S)

                                                                                                                    POLAROD ASIA
                                                   PRD       POLAROID MEMORIAL      POLAROID                          PACIFIC
                                              CAPITAL, INC.      DRIVE LLC       PARTNERS, INC.   POLINT, INC.   INTERNATIONAL, INC.
                                              --------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                               -                   -                -              -              171,534

NET RECEIVABLES - THIRD PARTY                            -                   -                -              -                5,417
NET RECEIVABLES - INTERCOMPANY                      99,909              99,500                -              -              338,491
NET INVENTORIES                                          -                   -                -              -                    -
TOTAL PREPAID EXPENSES                                   -                   -                -              -               12,159

                                              --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                99,909              99,500                -              -              527,601
                                              --------------------------------------------------------------------------------------

NET FIXED ASSETS                                         -                   -                -              -               23,306
TOTAL OTHER NON-CURRENT ASSETS                  29,100,000                   -            1,000              -                    -

                                              --------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                        29,100,000                   -            1,000              -               23,306

                                              --------------------------------------------------------------------------------------
TOTAL ASSETS                                    29,199,909              99,500            1,000              -              550,907
                                              ======================================================================================

LIABILITIES
POST-PETITION NOTES                                      -                   -                -              -                    -
POST-PETITION PAYABLES - THIRD PARTY                     -                   -                -              -                    -
POST-PETITION PAYABLES - INTERCOMPANY                    -                   -                -              -              192,840
TOTAL POST-PETITION ACCRUALS                             -                   -                -              -               50,666

                                              --------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  -                   -                -              -              243,506

TOTAL POST-PETITION NON-CURRENT LIABILITIES              -                   -                -              -                    -
TOTAL PREPETITION  LIABILITIES                         806                   -              950          1,957              257,401

                                              --------------------------------------------------------------------------------------
TOTAL LIABILITIES                                      806                   -              950          1,957              500,907

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)            29,199,103              99,500               50         (1,957)              50,000

                                              --------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)            29,199,909              99,500            1,000              -              550,907
                                              ======================================================================================

                                                           INTERNATIONAL     MAG MEDIA,   POLAROID EYEWEAR   POLAROID DRY
                                               PMC, INC.   POLAROID CORP.     LIMITED       FAR EAST INC.     IMAGING LLC
                                              ------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                             -                -             -                -               -

NET RECEIVABLES - THIRD PARTY                          -                -             -                -               -
NET RECEIVABLES - INTERCOMPANY                         -          850,299             -                -               -
NET INVENTORIES                                        -                -             -                -               -
TOTAL PREPAID EXPENSES                                 -                -             -                -               -

                                              ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   -          850,299             -                -               -
                                              ------------------------------------------------------------------------------

NET FIXED ASSETS                                       -                -             -                -               -
TOTAL OTHER NON-CURRENT ASSETS                         -                -             -                -               -

                                              ------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                               -                -             -                -               -

                                              ------------------------------------------------------------------------------
TOTAL ASSETS                                           -          850,299             -                -               -
                                              ==============================================================================

LIABILITIES
POST-PETITION NOTES                                    -                -             -                -               -
POST-PETITION PAYABLES - THIRD PARTY                   -                -             -                -               -
POST-PETITION PAYABLES - INTERCOMPANY                  -                -             -                -               -
TOTAL POST-PETITION ACCRUALS                           -                -             -                -               -

                                              ------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                -                -             -                -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES            -                -             -                -               -
TOTAL PREPETITION  LIABILITIES                 1,225,666                -    10,216,564                -               -

                                              ------------------------------------------------------------------------------
TOTAL LIABILITIES                              1,225,666                -    10,216,564                -               -

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)          (1,225,666)         850,299   (10,216,564)               -               -

                                              ------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)                   -          850,299             -                -               -
                                              ==============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF FEBRUARY 3, 2002
(IN U.S. $'S)

                                                POLAROID
                                                 ONLINE
                                              SERVICES, INC.     SUBTOTAL      US ADJUSTMENTS   ELIMINATIONS         TOTAL
                                              ------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                 -     121,289,321             -                -      121,289,321

NET RECEIVABLES - THIRD PARTY                              -      44,852,090             -                -       44,852,090
NET RECEIVABLES - INTERCOMPANY                             -     120,008,086             -      (42,381,808)      77,626,278
NET INVENTORIES                                            -     158,625,480             -       (1,452,966)     157,172,514
TOTAL PREPAID EXPENSES                                     -       7,279,661             -          789,627        8,069,288

                                              ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                       -     452,054,637             -      (43,045,147)     409,009,490
                                              ------------------------------------------------------------------------------

NET FIXED ASSETS                                           -     261,521,178             -                -      261,521,178
TOTAL OTHER NON-CURRENT ASSETS                             -     174,450,824   (83,124,924)        (150,000)      91,175,900

                                              ------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                   -     435,972,003   (83,124,924)        (150,000)     352,697,079

                                              ------------------------------------------------------------------------------
TOTAL ASSETS                                               -     888,026,640   (83,124,924)     (43,195,147)     761,706,569
                                              ==============================================================================

LIABILITIES
POST-PETITION NOTES                                        -      13,422,450             -                -       13,422,450
POST-PETITION PAYABLES - THIRD PARTY                       -      26,737,918             -                -       26,737,918
POST-PETITION PAYABLES - INTERCOMPANY                      -      15,208,756             -       (1,477,881)      13,730,875
TOTAL POST-PETITION ACCRUALS                               -      27,413,036             -           10,740       27,423,776

                                              ------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    -      82,782,160             -       (1,467,141)      81,315,019

TOTAL POST-PETITION NON-CURRENT LIABILITIES                -           8,639             -                -            8,639
TOTAL PREPETITION  LIABILITIES                             -   1,307,131,172             -      (40,628,136)   1,266,503,036

                                              ------------------------------------------------------------------------------
TOTAL LIABILITIES                                          -   1,389,921,971             -      (42,095,277)   1,347,826,694

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                       -    (501,895,331)  (83,124,924)      (1,099,870)    (586,120,125)

                                              ------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)                       -     888,026,640   (83,124,924)     (43,195,147)     761,706,569
                                              ==============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF FEBRUARY 3, 2002
(IN U.S. $'S)

                                               POLAROID      POLAROID LATIN    POLAROID ASIA                        POLAROID
                                              CORPORATION     AMERICA CORP.     PACIFIC LTD.   INNER CITY, INC.   EYEWEAR, INC.
                                             ------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                   273,760,754                -                -                -                -
  Non-Interest Overdrafts                                -                -                -                -                -
  Current Long-Term Debt                       573,900,990                -                -                -                -
                                             ------------------------------------------------------------------------------------
PRE-PETITION NOTES                             847,661,744                -                -                -                -

Pre-Petition Payables
  Trade Accounts Payable                        65,376,028          105,570                -           80,735                -
  Interco Payables-US to Foreign                75,351,410                -            6,248                -        2,811,916
  Interco Payables-Foreign to US                         -        3,805,263                -                -                -
  Interco Payables-Domestic Subs                   279,909                -        1,269,607       12,603,924        5,566,255
  Interco Payables-Foreign Subs                          -       22,482,608                -                -                -
                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                    141,007,346       26,393,440        1,275,855       12,684,659        8,378,171

Pre-Petition Accruals:
  Reserve Restructuring                         13,079,157                -                -                -                -
  Accrued Payroll & Related Expenses             9,337,654                -           64,705                -                -
  Accrued Tax & Gov't Accounts                           -                -                -                -                -
  Accrued Income Taxes                             (17,456)               -                -                -                -
  Deferred Income Tax - Current                          -                -                -                -                -
  Accrued Warranty                                 277,936                -                -                -                -
  Other Accrued Liabilities                     75,591,534                -                -                -                -
  Post-Retirement Medical                                -                -                -                -                -
  Post-Employment Benefits                       4,500,000                -                -                -                -
  Other Accrued Taxes                           11,402,541                -                -                -                -
                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                    114,171,366                -           64,705                -                -

                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES       1,102,840,456       26,393,440        1,340,560       12,684,659        8,378,171
                                             ------------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                -                -                -                -                -
  Post-Employment Benefits                      43,297,831                -                -                -                -
  Long-Term Debt                                         -                -                -                -                -
  Deferred Taxes                                13,691,782                -                -                -                -
  Other                                         85,595,476                -                -                -                -
                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES     142,585,089                -                -                -                -

                                             ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES               1,245,425,545       26,393,440        1,340,560       12,684,659        8,378,171
                                             ====================================================================================

                                             POLAROID DIGITAL    POLAROID ID       POLAROID
                                              SOLUTIONS, INC.   SYSTEMS, INC.   MALAYSIA, LTD.
                                             -----------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                               -              -                  -
  Non-Interest Overdrafts                                  -              -                  -
  Current Long-Term Debt                                   -              -                  -
                                             ----------------------------------------------------
PRE-PETITION NOTES                                         -              -                  -

Pre-Petition Payables
  Trade Accounts Payable                                   -        614,573                  -
  Interco Payables-US to Foreign                           -              -                  -
  Interco Payables-Foreign to US                           -              -                  -
  Interco Payables-Domestic Subs                           -              -                  -
  Interco Payables-Foreign Subs                            -              -            169,684
                                             ----------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                -        614,573            169,684

Pre-Petition Accruals:
  Reserve Restructuring                                    -              -                  -
  Accrued Payroll & Related Expenses                       -              -                  -
  Accrued Tax & Gov't Accounts                             -              -                  -
  Accrued Income Taxes                                     -        214,177            185,263
  Deferred Income Tax - Current                            -              -                  -
  Accrued Warranty                                         -              -                413
  Other Accrued Liabilities                                -              -             20,376
  Post-Retirement Medical                                  -              -                  -
  Post-Employment Benefits                                 -              -                  -
  Other Accrued Taxes                                      -              -                  -
                                             ----------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                -        214,177            206,052

                                             ----------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     -        828,750            375,736
                                             ----------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                  -              -                  -
  Post-Employment Benefits                                 -              -                  -
  Long-Term Debt                                           -              -                  -
  Deferred Taxes                                           -              -                  -
  Other                                                    -              -                  -
                                             ----------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 -              -                  -

                                             ----------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             -        828,750            375,736
                                             ====================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF FEBRUARY 3, 2002
(IN U.S. $'S)

                                                SUB DEBT            PRD               PRD        POLAROID MEMORIAL      POLAROID
                                             PARTNERS CORP.   INVESTMENT, INC.   CAPITAL, INC.       DRIVE LLC       PARTNERS, INC.
                                             ---------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                             -                  -              -                   -                -
  Non-Interest Overdrafts                                -                  -              -                   -                -
  Current Long-Term Debt                                 -                  -              -                   -                -
                                             ---------------------------------------------------------------------------------------
PRE-PETITION NOTES                                       -                  -              -                   -                -

Pre-Petition Payables
  Trade Accounts Payable                                 -                  -              -                   -                -
  Interco Payables-US to Foreign                         -                  -              -                   -                -
  Interco Payables-Foreign to US                         -                  -              -                   -                -
  Interco Payables-Domestic Subs                         -                294            806                   -              950
  Interco Payables-Foreign Subs                          -                  -              -                   -                -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                              -                294            806                   -              950

Pre-Petition Accruals:
  Reserve Restructuring                                  -                  -              -                   -                -
  Accrued Payroll & Related Expenses                     -                  -              -                   -                -
  Accrued Tax & Gov't Accounts                           -                  -              -                   -                -
  Accrued Income Taxes                                   -                  -              -                   -                -
  Deferred Income Tax - Current                          -                  -              -                   -                -
  Accrued Warranty                                       -                  -              -                   -                -
  Other Accrued Liabilities                            673                  -              -                   -                -
  Post-Retirement Medical                                -                  -              -                   -                -
  Post-Employment Benefits                               -                  -              -                   -                -
  Other Accrued Taxes                                    -                  -              -                   -                -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                            673                  -              -                   -                -

                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                 673                294            806                   -              950
                                             ---------------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                -                  -              -                   -                -
  Post-Employment Benefits                               -                  -              -                   -                -
  Long-Term Debt                                         -                  -              -                   -                -
  Deferred Taxes                                         -                  -              -                   -                -
  Other                                                  -                  -              -                   -                -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               -                  -              -                   -                -

                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                         673                294            806                   -              950
                                             =======================================================================================

                                                              POLAROD ASIA
                                                                 PACIFIC
                                             POLINT, INC.   INTERNATIONAL, INC.    PMC, INC.
                                             -------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                            -                     -             -
  Non-Interest Overdrafts                               -                     -             -
  Current Long-Term Debt                                -                     -             -
                                             -------------------------------------------------
PRE-PETITION NOTES                                      -                     -             -

Pre-Petition Payables
  Trade Accounts Payable                                -                     -             -
  Interco Payables-US to Foreign                        -                 7,572             -
  Interco Payables-Foreign to US                        -                     -             -
  Interco Payables-Domestic Subs                    1,957               232,739     1,225,438
  Interco Payables-Foreign Subs                         -                     -             -
                                             -------------------------------------------------
TOTAL PRE-PETITION PAYABLES                         1,957               240,311     1,225,438

Pre-Petition Accruals:
  Reserve Restructuring                                 -                     -             -
  Accrued Payroll & Related Expenses                    -                 8,354             -
  Accrued Tax & Gov't Accounts                          -                     -             -
  Accrued Income Taxes                                  -                     -           228
  Deferred Income Tax - Current                         -                     -             -
  Accrued Warranty                                      -                     -             -
  Other Accrued Liabilities                             -                 8,736             -
  Post-Retirement Medical                               -                     -             -
  Post-Employment Benefits                              -                     -             -
  Other Accrued Taxes                                   -                     -             -
                                             -------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -                17,090           228

                                             -------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES              1,957               257,401     1,225,666
                                             -------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                               -                     -             -
  Post-Employment Benefits                              -                     -             -
  Long-Term Debt                                        -                     -             -
  Deferred Taxes                                        -                     -             -
  Other                                                 -                     -             -
                                             -------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -                     -             -

                                             -------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                      1,957               257,401     1,225,666
                                             =================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF FEBRUARY 3, 2002
(IN U.S. $'S)

                                                                                                                  POLAROID
                                             INTERNATIONAL     MAG MEDIA,    POLAROID EYEWEAR   POLAROID DRY       ONLINE
                                             POLAROID CORP.     LIMITED        FAR EAST INC.    IMAGING LLC    SERVICES, INC.
                                             -----------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                             -               -                 -             -                 -
  Non-Interest Overdrafts                                -               -                 -             -                 -
  Current Long-Term Debt                                 -               -                 -             -                 -
                                             ----------------------------------------------------------------------------------
PRE-PETITION NOTES                                       -               -                 -             -                 -

Pre-Petition Payables
  Trade Accounts Payable                                 -               -                 -             -                 -
  Interco Payables-US to Foreign                         -               -                 -             -                 -
  Interco Payables-Foreign to US                         -               -                 -             -                 -
  Interco Payables-Domestic Subs                         -      10,216,564                 -             -                 -
  Interco Payables-Foreign Subs                          -               -                 -             -                 -
                                             ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                              -      10,216,564                 -             -                 -

Pre-Petition Accruals:
  Reserve Restructuring                                  -               -                 -             -                 -
  Accrued Payroll & Related Expenses                     -               -                 -             -                 -
  Accrued Tax & Gov't Accounts                           -               -                 -             -                 -
  Accrued Income Taxes                                   -               -                 -             -                 -
  Deferred Income Tax - Current                          -               -                 -             -                 -
  Accrued Warranty                                       -               -                 -             -                 -
  Other Accrued Liabilities                              -               -                 -             -                 -
  Post-Retirement Medical                                -               -                 -             -                 -
  Post-Employment Benefits                               -               -                 -             -                 -
  Other Accrued Taxes                                    -               -                 -             -                 -
                                             ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                              -               -                 -             -                 -

                                             ----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                   -      10,216,564                 -             -                 -
                                             ----------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                -               -                 -             -                 -
  Post-Employment Benefits                               -               -                 -             -                 -
  Long-Term Debt                                         -               -                 -             -                 -
  Deferred Taxes                                         -               -                 -             -                 -
  Other                                                  -               -                 -             -                 -
                                             ----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               -               -                 -             -                 -

                                             ----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                           -      10,216,564                 -             -                 -
                                             ==================================================================================

                                                 SUBTOTAL
                                             ---------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                    273,760,754
  Non-Interest Overdrafts                                 -
  Current Long-Term Debt                        573,900,990
                                             ---------------
PRE-PETITION NOTES                              847,661,744

Pre-Petition Payables
  Trade Accounts Payable                         66,176,905
  Interco Payables-US to Foreign                 78,177,146
  Interco Payables-Foreign to US                  3,805,263
  Interco Payables-Domestic Subs                 31,398,443
  Interco Payables-Foreign Subs                  22,652,292
                                             ---------------
TOTAL PRE-PETITION PAYABLES                     202,210,048

Pre-Petition Accruals:
  Reserve Restructuring                          13,079,157
  Accrued Payroll & Related Expenses              9,410,713
  Accrued Tax & Gov't Accounts                            -
  Accrued Income Taxes                              382,212
  Deferred Income Tax - Current                           -
  Accrued Warranty                                  278,349
  Other Accrued Liabilities                      75,621,319
  Post-Retirement Medical                                 -
  Post-Employment Benefits                        4,500,000
  Other Accrued Taxes                            11,402,541
                                             ---------------
TOTAL PRE-PETITION ACCRUALS                     114,674,291

                                             ---------------
TOTAL PRE-PETITION CURRENT LIABILITIES        1,164,546,083
                                             ---------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                 -
  Post-Employment Benefits                       43,297,831
  Long-Term Debt                                          -
  Deferred Taxes                                 13,691,782
  Other                                          85,595,476
                                             ---------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES      142,585,089

                                             ---------------
TOTAL PRE-PETITION LIABILITIES                1,307,131,172
                                             ===============

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF FEBRUARY 3, 2002
(IN U.S. $'S)

                                              US ADJUSTMENTS   ELIMINATIONS       TOTAL
                                             ----------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                              -               -     273,760,754
  Non-Interest Overdrafts                                 -               -               -
  Current Long-Term Debt                                  -               -     573,900,990
                                             ----------------------------------------------
PRE-PETITION NOTES                                        -               -     847,661,744

Pre-Petition Payables
  Trade Accounts Payable                                  -               -      66,176,905
  Interco Payables-US to Foreign                          -      (5,448,637)     72,728,509
  Interco Payables-Foreign to US                          -      (3,805,263)             (0)
  Interco Payables-Domestic Subs                          -     (31,397,999)            444
  Interco Payables-Foreign Subs                           -               -      22,652,292
                                             ----------------------------------------------
TOTAL PRE-PETITION PAYABLES                               -     (40,651,899)    161,558,149

Pre-Petition Accruals:
  Reserve Restructuring                                   -               -      13,079,157
  Accrued Payroll & Related Expenses                      -               -       9,410,713
  Accrued Tax & Gov't Accounts                            -               -               -
  Accrued Income Taxes                                    -               -         382,212
  Deferred Income Tax - Current                           -               -               -
  Accrued Warranty                                        -               -         278,349
  Other Accrued Liabilities                               -          23,763      75,645,082
  Post-Retirement Medical                                 -               -               -
  Post-Employment Benefits                                -               -       4,500,000
  Other Accrued Taxes                                     -               -      11,402,541
                                             ----------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               -          23,763     114,698,054

                                             ----------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    -     (40,628,136)  1,123,917,947
                                             ----------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                 -               -               -
  Post-Employment Benefits                                -               -      43,297,831
  Long-Term Debt                                          -               -               -
  Deferred Taxes                                          -               -      13,691,782
  Other                                                   -               -      85,595,476
                                             ----------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                -               -     142,585,089

                                             ----------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            -     (40,628,136)  1,266,503,036
                                             ==============================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH FEBRUARY 3, 2002

(IN U.S. $ THOUSANDS)                                                            POLAROID     POLAROID LATIN   POLAROID ASIA
                                                                                CORPORATION    AMERICA CORP.    PACIFIC LTD.
                                                                                -----------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                (114,942)          (1,976)            (61)
Depreciation of property, plant and equipment                                        25,179              103               -
(Increase)/decrease in receivables                                                   28,130            5,918             (75)
(Increase)/decrease in inventories                                                   55,335            1,417               -
Increase/(decrease) in prepetition payables and accruals                             (3,149)             (44)             71
(Increase)/decrease in prepaids and other assets                                       (144)             482               5
Increase/(decrease) in payables and accruals                                         57,500           (5,220)            125
Increase/(decrease) in compensation and benefits                                    (51,571)              54             (65)
Increase/(decrease) in federal, state and foreign income taxes                            0                -               -
Gain on the sale of real estate                                                      (2,313)               -               -
Other non-cash items                                                                 69,572                5               -

                                                                                -----------------------------------------------
Net cash provided/(used) by operating activities                                     63,597              738              (0)

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                  30,610              (35)              -
Additions to property, plant and equipment                                           (3,671)              (8)              -
Proceeds from the sales of property, plant and equipment                             56,237                -               -

                                                                                -----------------------------------------------
Net cash provided/(used) by investing activities                                     83,176              (43)              -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                         13,422                -               -
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                        (73,392)               -               -
Return of Capital to Polaroid Corporation

                                                                                -----------------------------------------------
Net cash provided/(used) by financing activities                                    (59,970)               -               -

Effect of exchange rate changes on cash                                              (1,717)               -               -

Net increase/(decrease) in cash and cash equivalents                                 85,086              695              (0)

Cash and cash equivalents at beginning of period                                     34,188              778              15

Cash and cash equivalents at end of period                                          119,274            1,473              15

(IN U.S. $ THOUSANDS)                                                                                POLAROID      POLAROID DIGITAL
                                                                                INNER CITY, INC.   EYEWEAR, INC.    SOLUTIONS, INC.
                                                                                ----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                         28            (729)                 156
Depreciation of property, plant and equipment                                                -               -                   55
(Increase)/decrease in receivables                                                           3             367                  162
(Increase)/decrease in inventories                                                           -               -                  (10)
Increase/(decrease) in prepetition payables and accruals                                    (2)            (77)                   -
(Increase)/decrease in prepaids and other assets                                             -               -                    -
Increase/(decrease) in payables and accruals                                              (536)            439                  (53)
Increase/(decrease) in compensation and benefits                                             -               -                 (104)
Increase/(decrease) in federal, state and foreign income taxes                               -               -                    -
Gain on the sale of real estate                                                              -               -                    -
Other non-cash items                                                                       508               -                    1

                                                                                ----------------------------------------------------
Net cash provided/(used) by operating activities                                             1               0                  207

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                         (0)              -                    -
Additions to property, plant and equipment                                                   -               -                   (7)
Proceeds from the sales of property, plant and equipment                                     -               -                    -

                                                                                ----------------------------------------------------
Net cash provided/(used) by investing activities                                            (0)              -                   (7)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                                 -               -                    -
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                                 -               -                    -
Return of Capital to Polaroid Corporation                                                                                      (600)

                                                                                ----------------------------------------------------
Net cash provided/(used) by financing activities                                             -               -                 (600)

Effect of exchange rate changes on cash                                                      -               -                    -

Net increase/(decrease) in cash and cash equivalents                                         1               0                 (401)

Cash and cash equivalents at beginning of period                                             9               -                  557

Cash and cash equivalents at end of period                                                  10               -                  156

(IN U.S. $ THOUSANDS)                                                             POLAROID ID       POLAROID         SUB DEBT
                                                                                 SYSTEMS, INC.   MALAYSIA, LTD.   PARTNERS CORP.
                                                                                ----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                      2,333            114                 -
Depreciation of property, plant and equipment                                            1,228              1                 -
(Increase)/decrease in receivables                                                     (27,559)          (201)                -
(Increase)/decrease in inventories                                                       1,732              -                 -
Increase/(decrease) in prepetition payables and accruals                                (1,753)           304                 -
(Increase)/decrease in prepaids and other assets                                           213              2                 -
Increase/(decrease) in payables and accruals                                               (80)           105                 -
Increase/(decrease) in compensation and benefits                                             -             (3)                -
Increase/(decrease) in federal, state and foreign income taxes                               -           (191)                -
Gain on the sale of real estate                                                              -              -                 -
Other non-cash items                                                                    24,223              -                 -

                                                                                ----------------------------------------------------
Net cash provided/(used) by operating activities                                           335            132                 -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                          -              -                 -
Additions to property, plant and equipment                                                (351)             -                 -
Proceeds from the sales of property, plant and equipment                                     -              -                 -

                                                                                ----------------------------------------------------
Net cash provided/(used) by investing activities                                          (351)             -                 -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                                 -              -                 -
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                                 -              -                 -
Return of Capital to Polaroid Corporation

                                                                                ----------------------------------------------------
Net cash provided/(used) by financing activities                                             -              -                 -

Effect of exchange rate changes on cash                                                      -              -                 -

Net increase/(decrease) in cash and cash equivalents                                       (16)           132                 -

Cash and cash equivalents at beginning of period                                            18             57                 -

Cash and cash equivalents at end of period                                                   2            188                 -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH FEBRUARY 3, 2002

(IN U.S. $ THOUSANDS)                                                                  PRD              PRD        POLAROID MEMORIAL
                                                                                INVESTMENT, INC.   CAPITAL, INC.       DRIVE LLC
                                                                                ----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                           -              -                   -
Depreciation of property, plant and equipment                                                 -              -                   -
(Increase)/decrease in receivables                                                           (1)            (1)                  -
(Increase)/decrease in inventories                                                            -              -                   -
Increase/(decrease) in prepetition payables and accruals                                      0              -                   -
(Increase)/decrease in prepaids and other assets                                              -              -                   -
Increase/(decrease) in payables and accruals                                                  -              -                   -
Increase/(decrease) in compensation and benefits                                              -              -                   -
Increase/(decrease) in federal, state and foreign income taxes                                -              -                   -
Gain on the sale of real estate                                                               -              -                   -
Other non-cash items                                                                          -              -                   -

                                                                                ----------------------------------------------------
Net cash provided/(used) by operating activities                                             (1)            (1)                  -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                          (0)             -                   -
Additions to property, plant and equipment                                                    -              -                   -
Proceeds from the sales of property, plant and equipment                                      -              -                   -

                                                                                ----------------------------------------------------
Net cash provided/(used) by investing activities                                             (0)             -                   -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                                  -              -                   -
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                                  -              -                   -
Return of Capital to Polaroid Corporation

                                                                                ----------------------------------------------------
Net cash provided/(used) by financing activities                                              -              -                   -

Effect of exchange rate changes on cash                                                       -              -                   -

Net increase/(decrease) in cash and cash equivalents                                         (1)            (1)                  -

Cash and cash equivalents at beginning of period                                              1              1                   -

Cash and cash equivalents at end of period                                                    -              -                   -

                                                                                                                    POLAROID ASIA
(IN U.S. $ THOUSANDS)                                                               POLAROID                           PACIFIC
                                                                                 PARTNERS, INC.   POLINT, INC.   INTERNATIONAL, INC.
                                                                                ----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                          -             -                    -
Depreciation of property, plant and equipment                                                -             -                    2
(Increase)/decrease in receivables                                                           -             -                 (268)
(Increase)/decrease in inventories                                                           -             -                    -
Increase/(decrease) in prepetition payables and accruals                                     -             -                   10
(Increase)/decrease in prepaids and other assets                                             -             -                   74
Increase/(decrease) in payables and accruals                                                 -             -                  229
Increase/(decrease) in compensation and benefits                                             -             -                  (75)
Increase/(decrease) in federal, state and foreign income taxes                               -             -                    -
Gain on the sale of real estate                                                              -             -                    -
Other non-cash items                                                                         -             -                    1

                                                                                ----------------------------------------------------
Net cash provided/(used) by operating activities                                             -             -                  (26)

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                          -             -                    -
Additions to property, plant and equipment                                                   -             -                    -
Proceeds from the sales of property, plant and equipment                                     -             -                    -

                                                                                ----------------------------------------------------
Net cash provided/(used) by investing activities                                             -             -                    -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                                 -             -                    -
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                                 -             -                    -
Return of Capital to Polaroid Corporation

                                                                                ----------------------------------------------------
Net cash provided/(used) by financing activities                                             -             -                    -

Effect of exchange rate changes on cash                                                      -             -                    -

Net increase/(decrease) in cash and cash equivalents                                         -             -                  (26)

Cash and cash equivalents at beginning of period                                             -             -                  198

Cash and cash equivalents at end of period                                                   -             -                  172

(IN U.S. $ THOUSANDS)                                                                          INTERNATIONAL     MAG MEDIA
                                                                                  PMC, INC.    POLAROID CORP.      LIMITED
                                                                                ----------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                     -                 -             -
Depreciation of property, plant and equipment                                           -                 -             -
(Increase)/decrease in receivables                                                      -                 -             -
(Increase)/decrease in inventories                                                      -                 -             -
Increase/(decrease) in prepetition payables and accruals                                0                 -             -
(Increase)/decrease in prepaids and other assets                                        -                 -             -
Increase/(decrease) in payables and accruals                                            -                 -             -
Increase/(decrease) in compensation and benefits                                        -                 -             -
Increase/(decrease) in federal, state and foreign income taxes                         (0)                -             -
Gain on the sale of real estate                                                         -                 -             -
Other non-cash items                                                                    -                 -             -

                                                                                ----------------------------------------------
Net cash provided/(used) by operating activities                                        0                 -             -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                     -                 -             -
Additions to property, plant and equipment                                              -                 -             -
Proceeds from the sales of property, plant and equipment                                -                 -             -

                                                                                ----------------------------------------------
Net cash provided/(used) by investing activities                                        -                 -             -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                            -                 -             -
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                            -                 -             -
Return of Capital to Polaroid Corporation

                                                                                ----------------------------------------------
Net cash provided/(used) by financing activities                                        -                 -             -

Effect of exchange rate changes on cash                                                 -                 -             -

Net increase/(decrease) in cash and cash equivalents                                    0                 -             -

Cash and cash equivalents at beginning of period                                        -                 -             -

Cash and cash equivalents at end of period                                              -                 -             -

(IN U.S. $ THOUSANDS)                                                           POLAROID EYEWEAR
                                                                                  FAR EAST INC.
                                                                                ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                            -
Depreciation of property, plant and equipment                                                  -
(Increase)/decrease in receivables                                                             -
(Increase)/decrease in inventories                                                             -
Increase/(decrease) in prepetition payables and accruals                                       -
(Increase)/decrease in prepaids and other assets                                               -
Increase/(decrease) in payables and accruals                                                   -
Increase/(decrease) in compensation and benefits                                               -
Increase/(decrease) in federal, state and foreign income taxes                                 -
Gain on the sale of real estate                                                                -
Other non-cash items                                                                           -

                                                                                ----------------
Net cash provided/(used) by operating activities                                               -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                            -
Additions to property, plant and equipment                                                     -
Proceeds from the sales of property, plant and equipment                                       -

                                                                                ----------------
Net cash provided/(used) by investing activities                                               -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                                   -
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                                   -
Return of Capital to Polaroid Corporation

                                                                                ----------------
Net cash provided/(used) by financing activities                                               -

Effect of exchange rate changes on cash                                                        -

Net increase/(decrease) in cash and cash equivalents                                           -

Cash and cash equivalents at beginning of period                                               -

Cash and cash equivalents at end of period                                                     -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Cash Flows
Activity from the period from October 12, 2001 through February 3, 2002

                                                                                                 POLAROID
(IN U.S. $ THOUSANDS)                                                           POLAROID DRY      ONLINE
                                                                                 IMAGING LLC   SERVICES, INC.   SUBTOTAL
                                                                                -----------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                       -              -      (115,076)
Depreciation of property, plant and equipment                                             -              -        26,568
(Increase)/decrease in receivables                                                        -              -         6,475
(Increase)/decrease in inventories                                                        -              -        58,474
Increase/(decrease) in prepetition payables and accruals                                  -              -        (4,641)
(Increase)/decrease in prepaids and other assets                                          -              -           632
Increase/(decrease) in payables and accruals                                              -              -        52,508
Increase/(decrease) in compensation and benefits                                          -              -       (51,764)
Increase/(decrease) in federal, state and foreign income taxes                            -              -          (191)
Gain on the sale of real estate                                                           -              -        (2,313)
Other non-cash items                                                                      -              -        94,309

                                                                                -----------------------------------------
Net cash provided/(used) by operating activities                                          -              -        64,981

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                       -              -        30,574
Additions to property, plant and equipment                                                -              -        (4,037)
Proceeds from the sales of property, plant and equipment                                  -              -        56,237

                                                                                -----------------------------------------
Net cash provided/(used) by investing activities                                          -              -        82,774

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                              -              -        13,422
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                              -              -       (73,392)
Return of Capital to Polaroid Corporation                                                                           (600)

                                                                                -----------------------------------------
Net cash provided/(used) by financing activities                                          -              -       (60,570)

Effect of exchange rate changes on cash                                                   -              -        (1,717)

Net increase/(decrease) in cash and cash equivalents                                      -              -        85,469

Cash and cash equivalents at beginning of period                                          -              -        35,821

Cash and cash equivalents at end of period                                                -              -       121,289

(IN U.S. $ THOUSANDS)
                                                                                ELIMINATIONS      TOTAL
                                                                                ------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings/(loss)                                                                     716    (114,360)
Depreciation of property, plant and equipment                                           517      27,085
(Increase)/decrease in receivables                                                   25,548      32,023
(Increase)/decrease in inventories                                                      381      58,855
Increase/(decrease) in prepetition payables and accruals                             (3,162)     (7,803)
(Increase)/decrease in prepaids and other assets                                       (520)        112
Increase/(decrease) in payables and accruals                                           (226)     52,282
Increase/(decrease) in compensation and benefits                                        506     (51,258)
Increase/(decrease) in federal, state and foreign income taxes                          241          50
Gain on the sale of real estate                                                           -      (2,313)
Other non-cash items                                                                   (639)     93,670

                                                                                ------------------------
Net cash provided/(used) by operating activities                                     23,362      88,342

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase)/decrease in other assets                                                 (24,841)      5,733
Additions to property, plant and equipment                                                -      (4,037)
Proceeds from the sales of property, plant and equipment                                189      56,426

                                                                                ------------------------
Net cash provided/(used) by investing activities                                    (24,652)     58,122

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase/(decrease) in post-petition short-term debt having maturities 90
days or less                                                                              -      13,422
Pre-petition short-term debt having maturities of more than 90 days:
    Proceeds
    Payments                                                                              -     (73,392)
Return of Capital to Polaroid Corporation                                               600           0

                                                                                ------------------------
Net cash provided/(used) by financing activities                                        600     (59,970)

Effect of exchange rate changes on cash                                                   -      (1,717)

Net increase/(decrease) in cash and cash equivalents                                   (690)     84,778

Cash and cash equivalents at beginning of period                                        690      36,511

Cash and cash equivalents at end of period                                                -     121,289

                              POLAROID CORPORATION
            STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS - PER BANKS
                       PERIOD JANUARY 1 - FEBRUARY 3, 2002
                                  (in U.S. $'s)

                                                                                                                      Net
                                                                   Beg Bank                                           Bank
Account Name                                     Account #         Balance          Receipts       Disbursements      Transfers
------------                                     ---------         --------         --------       -------------      ---------
WACHOVIA
     General Disbursement                         7505458      $    122,209.22   $    83,592.54   $    16,609.91   $    (81,031.88)
     Travel & Expense (old system)                7509825      $          0.00
     Tax Disbursement                             7511882      $          0.00   $         0.00   $    81,031.88   $     81,031.88
     Lockbox                                      15907247     $    434,160.28   $   106,009.62   $         0.00
     Atlanta Deposits                             15907170     $          0.00   $   441,111.58   $     2,668.93
FLEET
     Patent                                       83049217     $     19,502.00   $         0.00   $     5,480.00
     Concentration                                32590001     $  1,520,467.00   $ 6,938,278.43   $26,433,914.04   $ 19,578,243.61
     Concentration Overnite Sweep                9427756246    $ 36,738,745.04   $         0.00   $         0.00   $ 21,690,019.87
     Vinnet Disbursement (T & E)                  80069410     $          0.00   $         0.00   $   498,950.77   $    498,950.77
     Maine Check Disbursement                     80216871     $          0.00   $         0.00   $10,454,786.15   $ 10,454,786.15
     Lockbox                                     9429125472    $  6,019,376.45   $68,357,824.29   $         0.00   $(73,240,268.88)
     Payroll                                      80133971     $  5,424,978.68   $         0.00   $12,378,350.18   $  9,045,834.92
     Customer Care                                77132000     $     15,000.00   $   515,598.68   $         0.00   $   (515,598.68)
     Company Store                                 15172       $      5,000.00   $    43,662.62   $         0.00   $    (43,662.62)
     Merchant Account                             86181309     $      1,000.00   $    11,087.99   $         0.00   $    (11,087.99)
     Merchant Account                             54274314     $      1,000.00   $    13,217.15   $         0.00   $    (13,217.15)
     Dealer Refund (Cust. Serv.rebate checks)    2994-0004     $      8,658.86
     Inner City                                   Closed

CITIZENS                                         1130426359    $  2,476,102.30   $         0.00   $         0.00
BANKONE
     Concentration                                5256666      $  1,651,244.37   $ 1,089,234.97   $     3,248.90   $ (1,500,000.00)
     Lockbox                                      5183928      $          0.00
PITTSBURG NATIONAL BANK
     Lockbox                                      11035209     $          0.00
BANK OF AMERICA
     Lockbox                                     180105585     $          0.00

DREYFUS
     Money Market Fund                           981023427     $          0.00
CHASE
     Investment - Treasury MM Fund               904821250     $ 30,046,841.62   $    33,899.38                    $ 10,000,000.00

STATE STREET
     Polaroid Stock Liquidity Fund                    YVy9     $    210,970.68   $       729.40   $       124.62   $          0.00

NATIONAL CITY
     Polaroid ID Systems - General Disb          301485382     $          0.00   $   230,060.77   $   531,791.78   $   (529,919.90)
     Polaroid ID Systems - Payroll              20000001002    $          0.00                    $    29,919.90   $     29,919.90
NATIONAL BANK OF DETROIT
     Polaroid Digital Solutions                 895000050818   $          0.00   $   334,234.62   $   240,043.81

                                                               ---------------   --------------   --------------   -----------------
     TOTALS                                                    $ 84,695,256.50   $78,198,542.04   $50,676,920.87   $ (4,556,000.00)

DEUTSCHE BANK OF MALAYSIA
     Polaroid Malaysia Limited                    80275000     $     26,071.52   $         0.00   $   123,157.50   $    105,263.16
MAYBANK
     Polaroid Malaysia Limited                  14301310580    $    166,271.63   $   199,564.36   $    29,840.74  -$    105,263.16

DEUTSCHE BANK - HONG KONG BRANCH
     Polaroid Asia Pacific International Inc      97543000     $    175,640.54   $   100,006.74   $    71,244.69  -$     31,250.00
DEUTSCHE BANK NEW DELHI BRANCH
     Polaroid Asia Pacific International Inc
     India Liaison Office                        1507276009    $     14,104.81   $         0.00   $    23,195.63   $     31,250.00

SUNTRUST BANK, MIAMI
     Polaroid Latin America                     45007335387    $    546,745.34                                     $          0.00

POPULAR DE PUERTO RICO
     Polaroid Puerto Rico                         2402893      $    162,718.65

DEUTSCHE BANK
     Polaroid Corp acct                                        $ 25,368,000.00                    $ 7,355,000.00   $  4,298,000.00

ABN AMRO
     Polaroid Corp acct                                        $    143,000.00   $         0.00   $         0.00   $    258,000.00

                                                               ---------------   --------------   --------------   -----------------
                                                               $111,297,808.99   $78,498,113.14   $58,279,359.43   $          0.00
                                                               ===============   ==============   ==============   =================

Book to Bank Reconciling Differences
Book Balance at 2/3/02

                                                 Other
                                                 Reconciling        End Bank
Account Name                                     Items              Balance
------------                                     -----------        --------
WACHOVIA
     General Disbursement                                        $    108,159.97
     Travel & Expense (old system)                               $          0.00
     Tax Disbursement                                            $          0.00
     Lockbox                                                     $    540,169.90
     Atlanta Deposits                                            $    438,442.65
FLEET
     Patent                                     $         0.28   $     14,022.28
     Concentration                                               $  1,603,075.00
     Concentration Overnite Sweep                                $ 58,428,764.91
     Vinnet Disbursement (T & E)                                 $          0.00
     Maine Check Disbursement                                    $          0.00
     Lockbox                                                     $  1,136,931.86
     Payroll                                                     $  2,092,463.42
     Customer Care                                               $     15,000.00
     Company Store                                               $      5,000.00
     Merchant Account                                            $      1,000.00
     Merchant Account                                            $      1,000.00
     Dealer Refund (Cust. Serv.rebate checks)                    $      8,658.86
     Inner City

CITIZENS                                                         $  2,476,102.30
BANKONE
     Concentration                                               $  1,237,230.44
     Lockbox                                                     $          0.00
PITTSBURG NATIONAL BANK
     Lockbox                                                     $          0.00
BANK OF AMERICA
     Lockbox                                                     $          0.00

DREYFUS
     Money Market Fund                                           $          0.00
CHASE
     Investment - Treasury MM Fund              $         0.00   $ 40,080,741.00

STATE STREET
     Polaroid Stock Liquidity Fund              $         0.00   $    211,575.46

NATIONAL CITY
     Polaroid ID Systems - General Disb         $   997,213.84 1 $    165,562.93
     Polaroid ID Systems - Payroll                               $          0.00
NATIONAL BANK OF DETROIT
     Polaroid Digital Solutions                 $   166,613.18 1 $    260,803.99

                                                --------------   ---------------
     TOTALS                                     $ 1,163,827.30   $108,824,704.97

DEUTSCHE BANK OF MALAYSIA
     Polaroid Malaysia Limited                                   $      8,177.18
MAYBANK
     Polaroid Malaysia Limited                                   $    230,732.09

DEUTSCHE BANK - HONG KONG BRANCH
     Polaroid Asia Pacific International Inc   -$     1,095.56   $    172,057.03
DEUTSCHE BANK NEW DELHI BRANCH
     Polaroid Asia Pacific International Inc
     India Liaison Office                                        $     22,159.18

SUNTRUST BANK, MIAMI
     Polaroid Latin America                     $         0.00   $    546,745.34

POPULAR DE PUERTO RICO
     Polaroid Puerto Rico                                        $    162,718.65

DEUTSCHE BANK
     Polaroid Corp acct                        -$ 8,576,000.00   $ 13,735,000.00

ABN AMRO
     Polaroid Corp acct                                          $    401,000.00

                                                --------------   ---------------
                                               -$ 7,413,268.26   $124,103,294.44
                                                ==============   ===============

Book to Bank Reconciling Differences                             $ (2,813,973.44)
                                                                 ===============
Book Balance at 2/3/02                                           $121,289,321.00
                                                                 ===============

1 January Beginning Balance (no info provided in Dec on businesses being sold)

[JPMORGANCHASE LOGO]

JPMORGAN CHASE BANK                               OVERNIGHT INVESTMENT STATEMENT
--------------------------------------------------------------------------------
CURRENT PERIOD ACTIVITY                                            IN US DOLLARS
                                                                             AIP

POLAROID CORPORATION DIP                                INVESTMENT VEHICLE:    JPMC COMMERCIAL PAPER
DENNIS O 'LEARY                                                    TRIGGER:                   100.00
POLAROID CORPORATION DIP                                 INITIAL INCREMENT:                     1.00     PAGE NUMBER:         2 OF 2
265 MAIN STREET W3-3                                 SUBSEQUENT INCREMENTS:                     1.00        MONTH OF:  JANUARY, 2002
WALTHAM MA 02451                                                       CAP:            40,100,000.00

ACCOUNT NUMBER: 904-821250

                                                                                             INVESTMENTS
                                                                --------------------------------------------------------------------
                                                                                       ADJUSTED                            ADJUSTED
                                BACKVALUE         ADJUSTED       INVESTMENT          INVESTMENT          INVESTMENT      INVESTMENT
DATE           BALANCE         ADJUSTMENTS         BALANCE         AMOUNT               AMOUNT             INTEREST        INTEREST
------------------------------------------------------------------------------------------------------------------------------------
01/01        30,046,841.62          0.00        30,046,841.62      30,046,741         30,046,741           726.13            726.13
01/02        30,048,293.88          0.00        30,048,293.88      30,048,193         30,048,193         1,060.03          1,060.03
01/03        30,049,353.91          0.00        30,049,353.91      30,049,253         30,049,253           893.13            893.13
01/04        30,050,247.04          0.00        30,050,247.04      30,050,000         30,050,000           801.33            801.33
01/05        30,050,247.04          0.00        30,050,247.04      30,050,000         30,050,000           801.33            801.33
01/06        30,050,247.04          0.00        30,050,247.04      30,050,000         30,050,000           801.33            801.33
01/07        30,052,651.03          0.00        30,052,651.03      30,050,000         30,050,000           801.33            801.33
01/08        30,053,452.36          0.00        30,053,452.36      30,050,000         30,050,000           801.33            801.33
01/09        40,054,253.69          0.00        40,054,253.69      40,054,153         40,054,153         1,212.75          1,212.75
01/10        40,055,466.44          0.00        40,055,466.44      40,055,366         40,055,366         1,290.67          1,290.67
01/11        40,056,757.11          0.00        40,056,757.11      40,056,657         40,056,657         1,179.45          1,179.45
01/12        40,056,757.11          0.00        40,056,757.11      40,056,657         40,056,657         1,179.45          1,179.45
01/13        40,056,757.11          0.00        40,056,757.11      40,056,657         40,056,657         1,179.45          1,179.45
01/14        40,060,295.46          0.00        40,060,295.46      40,060,195         40,060,195         1,257.45          1,257.45
01/15        40,061,552.91          0.00        40,061,552.91      40,061,452         40,061,452         1,224.10          1,224.10
01/16        40,062,777.01          0.00        40,062,777.01      40,062,677         40,062,677         1,157.37          1,157.37
01/17        40,063,934.38          0.00        40,063,934.38      40,063,834         40,063,834         1,146.27          1,146.27
01/18        40,065,080.65          0.00        40,065,080.65      40,064,980         40,064,980         1,179.69          1,179.69
01/19        40,065,080.65          0.00        40,065,080.65      40,064,980         40,064,980         1,179.69          1,179.69
01/20        40,065,080.65          0.00        40,065,080.65      40,064,980         40,064,980         1,179.69          1,179.69
01/21        40,065,080.65          0.00        40,065,080.65      40,064,980         40,064,980         1,179.69          1,179.69
01/22        40,069,799.41          0.00        40,069,799.41      40,069,699         40,069,699         1,324.53          1,324.53
01/23        40,071,123.94          0.00        40,071,123.94      40,071,023         40,071,023         1,291.18          1,291.18
01/24        40,072,415.12          0.00        40,072,415.12      40,072,315         40,072,315         1,280.09          1,280.09
01/25        40,073,695.21          0.00        40,073,695.21      40,073,595         40,073,595         1,257.87          1,257.87
01/26        40,073,695.21          0.00        40,073,695.21      40,073,595         40,073,595         1,257.87          1,257.87
01/27        40,073,695.21          0.00        40,073,695.21      40,073,595         40,073,595         1,257.87          1,257.87
01/28        40,077,468.82          0.00        40,077,468.82      40,077,368         40,077,368         1,269.12          1,269.12
01/29        40,078,737.94          0.00        40,078,737.94      40,078,637         40,078,637         1,258.02          1,258.02
01/30        40,079,995.96          0.00        40,079,995.96      40,079,895         40,079,895         1,258.06          1,258.06
01/31        40,081,254.02          0.00        40,081,254.02      40,081,154         40,081,154         1,336.04          1,336.04

                                                                                                       -----------       -----------
TOTALS:                                                                                                 35,022.31         35,022.31

                        OVERDRAFTS
               -----------------------------
                                 ADJUSTED      EARNINGS/
                  OVERDRAFT      OVERDRAFT     OVERDRAFT
DATE              INTEREST       INTEREST        RATE
---------------------------------------------------------------
01/01                  0.00         0.00          0.8700%
01/02                  0.00         0.00          1.2700%
01/03                  0.00         0.00          1.0700%
01/04                  0.00         0.00          0.9600%
01/05                  0.00         0.00          0.9600%
01/06                  0.00         0.00          0.9600%
01/07                  0.00         0.00          0.9600%
01/08                  0.00         0.00          0.9600%
01/09                  0.00         0.00          1.0900%
01/10                  0.00         0.00          1.1600%
01/11                  0.00         0.00          1.0600%
01/12                  0.00         0.00          1.0600%
01/13                  0.00         0.00          1.0600%
01/14                  0.00         0.00          1.1300%
01/15                  0.00         0.00          1.1000%
01/16                  0.00         0.00          1.0400%
01/17                  0.00         0.00          1.0300%
01/18                  0.00         0.00          1.0600%
01/19                  0.00         0.00          1.0600%
01/20                  0.00         0.00          1.0600%
01/21                  0.00         0.00          1.0600%
01/22                  0.00         0.00          1.1900%
01/23                  0.00         0.00          1.1600%
01/24                  0.00         0.00          1.1500%
01/25                  0.00         0.00          1.1300%
01/26                  0.00         0.00          1.1300%
01/27                  0.00         0.00          1.1300%
01/28                  0.00         0.00          1.1400%
01/29                  0.00         0.00          1.1300%
01/30                  0.00         0.00          1.1300%
01/31                  0.00         0.00          1.2000%

                     -------       ------
TOTALS:                0.00         0.00

                  POLAROLD CORPORATION AND DEBTOR SUBSIDIARIES
                          TOTAL TRADE RECEIVABLES AGING
                             AS OF FEBRUARY 3, 2002

($000)                                                                         TRADE RECEIVABLES
                                             ---------------------------------------------------------------------------------------
                                                               1 - 60       61 - 90  GREATER THAN                LESS         LESS
                                                  TOTAL         DAYS         DAYS      90 DAYS       TOTAL       DOUBT        CASH
COUNTRY                                          CURRENT      PAST DUE     PAST DUE    PAST DUE      TRADE       ACCTS.       DISC
------------------------------------------------------------------------------------------------------------------------------------
AMERICAS

  Polaroid Corporation                          37,279,715  14,386,000     (251,000)  3,004,000    54,418,715  14,768,489  1,423,010
  Inner City                                             -           -            -      33,700        33,700      16,514          -
  Polaroid Latin America Corporation             3,469,515     580,973       13,032     (76,286)    3,987,234     210,371    381,199
  Polaroid Digital Solutions, Inc.                 165,608      78,807       20,745      45,756       310,916           -          -
  Polaroid ID Systems, Inc.                        455,947     273,482       74,057     140,014       943,500           -
  Polaroid Malaysia Limited                         41,397      85,863        3,314       1,142       131,716      26,516
                                                                                                            -
  Polaroid Eyewear, Inc.                                 -           -            -           -             -           -          -
  PRD Capital, Inc.                                      -           -            -           -             -           -          -
  PRD Investment, Inc.                                   -           -            -           -             -           -          -
  International Polaroid Corporation                     -           -            -           -             -           -          -
  Mag-Media Ltd.                                         -           -            -           -             -           -          -
  PMC, Inc.                                              -           -            -           -             -           -          -
  Polaroid Asia Pacific International, Inc.              -           -            -           -             -           -          -
  Polaroid Dry Imaging, LLC                              -           -            -           -             -           -          -
  Polaroid Eyewear FarEast, Inc.                         -           -            -           -             -           -          -
  Polaroid Memorial Drive, LLC                           -           -            -           -             -           -          -
  Sub Debt Partners Corp.                                -           -            -           -             -           -          -
  Polaroid Online Services, Inc.                         -           -            -           -             -           -          -
  Polaroid Partners, Inc.                                -           -            -           -             -           -          -
  Polint, Inc.                                           -           -            -           -             -           -          -
  Polaroid Asia Pacific Limited                          -           -            -           -             -           -          -

                                     TOTALS:    41,412,182  15,405,125     (139,852)  3,148,326    59,825,781  15,021,890  1,804,209
====================================================================================================================================

($000)
                                                     NET                             TOTAL NET
                                                    TRADE                           RECEIVABLES-
COUNTRY                                          RECEIVABLES          MISC          THIRD PARTY
---------------------------------------------------------------------------------------------------
AMERICAS

  Polaroid Corporation                           38,227,216        954,875           39,182,091
  Inner City                                         17,186              -               17,186
  Polaroid Latin America Corporation              3,395,664        704,780            4,100,444
  Polaroid Digital Solutions, Inc.                  310,916              -              310,916
  Polaroid ID Systems, Inc.                         943,500        187,336            1,130,836
  Polaroid Malaysia Limited                         105,200              -              105,200
                                                          -              -                    -
  Polaroid Eyewear, Inc.                                  -              -                    -
  PRD Capital, Inc.                                       -              -                    -
  PRD Investment, Inc.                                    -              -                    -
  International Polaroid Corporation                      -              -                    -
  Mag-Media Ltd.                                          -              -                    -
  PMC, Inc.                                               -              -                    -
  Polaroid Asia Pacific International, Inc.               -          5,417                5,417
  Polaroid Dry Imaging, LLC                               -              -                    -
  Polaroid Eyewear FarEast, Inc.                          -              -                    -
  Polaroid Memorial Drive, LLC                            -              -                    -
  Sub Debt Partners Corp.                                 -              -                    -
  Polaroid Online Services, Inc.                          -              -                    -
  Polaroid Partners, Inc.                                 -              -                    -
  Polint, Inc.                                            -              -                    -
  Polaroid Asia Pacific Limited                           -              -                    -

                                     TOTALS:     42,999,682      1,852,408           44,852,090
===================================================================================================

POLAROID CORPORATION
PAYROLL TAXES
FOR THE PERIOD OCT 12, 2001 THRU FEB 3, 2002

PAYROLL DATE              ACCRUED          PAID             DUE/(OVERPAID)
------------              --------         ----             --------------
NOV BEGIN BAL                                                                      $0.00
            10/25/01    $2,284,812.18    $2,285,107.11       ($294.93)
             11/8/01    $2,290,259.06    $2,289,456.66        $802.40
            11/20/01    $2,046,188.47    $2,046,188.47          $0.00
NOV END BAL                                                                      $507.47

            12/13/01    $2,554,787.00    $2,554,787.00          $0.00
            12/20/01    $2,114,870.45    $2,114,870.45          $0.00
            12/28/01        $8,998.03        $8,998.03          $0.00

DEC END BAL                                                                      $507.47

              1/3/02    $2,360,221.75    $2,360,221.75          $0.00
             1/17/02    $2,726,310.78    $2,726,310.78          $0.00
             1/31/02    $2,278,368.07    $2,278,368.07          $0.00
JAN END BAL                                                                      $507.47

POLAROID CORPORATION
STATEMENT OF OPERATIONS AND TAXES
FOR THE PERIOD 12/31/01 - 2/3/02
(IN U.S.$'S)

DEBTOR NAME:             POLAROID CORPORATION
Case No:                      01-10864

ACCOUNT             BEGINNING     AMOUNT    PAYMENTS/    ENDING
DESCRIPTION          BALANCE     INCURRED   DEPOSITS    BALANCE
------------------------------------------------------------------
INCOME TAXES
PAYABLE  (Acct. #
21610003)                   0           -           -         0
FRANCHISE TAXES
PAYABLE  (Acct. #
21380202                    0     (14,713)    (14,713)        0

PERSONAL PROPERTY
TAXES PAYABLE
(Acct. # 21380201)          0         (64)        (64)        0
SALES TAXES
PAYABLE  (Acct. #
213801XX)                   0     (32,243)    (32,243)        0

In re:  Polaroid ID Systems, Inc.                Case No.:  01-10870
                    Debtor                       Reporting Period:  January 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                   BEGINNING        AMOUNT                                           ENDING
                                      TAX         WITHHELD OR     AMOUNT        DATE    CHECK NO.      TAX
                                   LIABILITY        ACCRUED        PAID         PAID      OR EFT    LIABILITY
FEDERAL
---------------------------------------------------------------------------------------------------------------
Withholding                             29,161          46,282       75,443                        $         0
FICA-Employee                           14,698          28,501       43,199                        $         0
FICA-Employer                           14,698          28,501       43,199                        $         0
Unemployment                                10           2,920        2,930                        $         0
Income                                       0
Other:_________________
  Total Federal Taxes

STATE AND LOCAL

Withholding                              8,189          14,440       22,629                        $         0
Sales
Excise
Unemployment                               211           4,371        4,582                        $         0
Real Property
Personal Property
Other:_________________
  Total State and Local
TOTAL TAXES

In re: Polaroid Digital Solutions                Case No.   01-10868
                     Debtor                      Reporting Period: January 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                               BEGINNING           AMOUNT                                                 ENDING
                                  TAX            WITHHELD OR       AMOUNT          DATE      CHECK NO.      TAX
                               LIABILITY           ACCRUED          PAID           PAID       OR EFT     LIABILITY
FEDERAL
------------------------------------------------------------------------------------------------------------------
Withholding                                     $   24,754.15     $   24,754.15                        $      0.00
FICA-Employee                                   $   13,126.81     $   13,126.81                        $      0.00
FICA-Employer                                   $   13,126.76     $   13,126.76                        $      0.00
Unemployment                                    $    1,268.88     $    1,268.88                        $      0.00
Income                                          $        0.00     $        0.00                        $      0.00
Other:_________________                         $        0.00     $        0.00                        $      0.00
 Total Federal Taxes                            $   52,276.60     $   52,276.60                        $      0.00

STATE AND LOCAL

Withholding                                     $    6,056.15     $    6,056.15                        $      0.00
Sales                                           $        0.00     $        0.00                        $      0.00
Excise                                          $        0.00     $        0.00                        $      0.00
Unemployment                                    $    3,473.96     $    3,473.96                        $      0.00
Real Property                                   $        0.00     $        0.00                        $      0.00
Personal Property                               $        0.00     $        0.00                        $      0.00
Other:_________________                         $        0.00     $        0.00                        $      0.00
 Total State and Local                          $    9,530.11     $    9,530.11                        $      0.00
TOTAL TAXES                                     $   61,806.71     $   61,806.71                        $      0.00

In re-  Polaroid Asia Pacific
        International, Inc.                    Case No. 01-10878
                   Debtor                      Reporting Period:    January 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                      BEGINNING          AMOUNT                                                      ENDING
                                         TAX           WITHHELD OR          AMOUNT          DATE    CHECK NO.          TAX
                                      LIABILITY          ACCRUED             PAID           PAID      OR EFT        LIABILITY
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
                                 -----------------------------------------------------                        ---------------
   Total Federal Taxes
                                 -----------------------------------------------------                        ---------------

STATE AND LOCAL

Withholding - India                      1842.79           2,068.08          1,842.79                             2,068.08
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
                                 -----------------------------------------------------                        ---------------
   Total State and Local                 1,842.79          2,068.08          1,842.79                             2,068.08
                                 -----------------------------------------------------                        ---------------

TOTAL TAXES                              1,842.79          2,068.08          1,842.79                             2,068.08
                                 =====================================================                        ===============

In re:   Polaroid Asia Pacific Limited           Case No. 01-10866
                   Debtor                        Reporting Period: January 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                               BEGINNING             AMOUNT                                             ENDING
                                                  TAX             WITHHELD OR    AMOUNT      DATE        CHECK NO.       TAX
                                               LIABILITY            ACCRUED       PAID       PAID         OR EFT      LIABILITY
FEDERAL
-------------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
  Total Federal Taxes

STATE AND LOCAL

Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC Individual income tax - CS K                       -             6,131.79  6,131.79         -               -             -
  Total State and Local
TOTAL TAXES

In re Polaroid Malaysia Limited                  Case No. 01-10871
                 Debtor                          Reporting Period:  January 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                   BEGINNING        AMOUNT                                                 ENDING
                                      TAX         WITHHELD OR      AMOUNT        DATE       CHECK NO.       TAX
FEDERAL                            LIABILITY        ACCRUED         PAID         PAID        OR EFT       LIABILITY
-------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes

STATE AND LOCAL

Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:__Income_______________         12,575                0      18,064                                    -5,489
   Total State and Local
TOTAL TAXES

In re: Polaroid Latin America Corporation         Case No. 01-10867
                 Debtor                           Reporting Period: January 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                        BEGINNING         AMOUNT                                                        ENDING
                                           TAX          WITHHELD OR        AMOUNT        DATE         CHECK NO.          TAX
FEDERAL                                 LIABILITY         ACCRUED           PAID         PAID           OR EFT         LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
Withholding                                 NONE
FICA-Employee  (21410652)                   0.00          3,130.16        3,130.16                                          0.00
FICA-Employer  (21410314)                   0.00          3,130.16        3,130.16                                          0.00
Unemployment   (21410316)                   0.00              0.00            0.00                                          0.00
Income                                      NONE
Other:_________________                     NONE
   Total Federal Taxes                      0.00          6,260.32        6,260.32                                          0.00

STATE AND LOCAL

Withholding  (21410655)                     0.00          4,234.87        1,449.00                                      2,785.87
Sales                                       NONE
Excise  (21380203)                      6,524.88         37,848.77        6,524.88                                     37,848.77
Unemployment   (21410317)                   0.00              0.00            0.00                                          0.00
Real Property                               NONE
Personal Property (21380201)            1,600.00         29,406.54            0.00                                     31,006.54
Other: 7% Withholding  (21380157)          30.11             30.11           30.11                                         30.11
   Total State and Local                8,154.99         71,520.29        8,003.99                                     71,671.29
                                                                                                                     ------------

TOTAL TAXES                             8,154.99         77,780.61       14,264.31                                     71,671.29
                                                                                                                     ============

                                    EXHIBIT B
                                    ---------

                    Monthly Operating Reports Service Parties



Neal D. Goldman                          Robert Scheibe, Esq.
Polaroid Corporation                     Morgan, Lewis & Bockius LLP
784 Memorial Drive                       101 Park Avenue
Cambridge, MA 02139                      New York, NY 10178
BY OVERNIGHT COURIER                     BY OVERNIGHT COURIER

Mark Kenney, Esq.                        William H. Sudell, Jr., Esq.
Office of the U.S. Trustee               Morris Nichols, Arsht & Tunnell
844 King Street                          1201 North Market Street
Wilmington, DE  19899                    Wilmington, DE 19899
BY HAND-DELIVERY                         BY HAND-DELIVERY

Brendan Linehan Shannon, Esq.            Scott D. Cousins, Esq.
Young Conaway Stargatt & Taylor LLP      Scott Salerni, Esq.
The Brandywine Building, 17th Floor      Greenberg Traurig, LLP
1000 West Street                         The Brandywine Building
P.O. Box 391                             1000 West Street, Suite 1540
Wilmington, DE 19899                     Wilmington, DE 19801
BY HAND-DELIVERY                         BY HAND-DELIVERY

David H. Botter, Esq.                    Alfred A. Gray, Jr., Esq.
Frederick Hodara, Esq.                   Greenberg Traurig, LLP
Akin, Gump, Strauss, Hauer               One International Place
  & Feld, L.L.P.                         Third Floor
590 Madison Avenue                       Boston, MA 02110
New York, NY 10022                       BY OVERNIGHT COURIER
BY OVERNIGHT COURIER

John Fouhey, Esq.
Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
BY OVERNIGHT COURIER